ANNUAL REPORT
TO CONTRACT OWNERS

DECEMBER 31, 1995

PRUCO LIFE'S PRUVIDER-Service Mark-

THE PRUDENTIAL
SERIES FUND, INC.

PRUCO LIFE PRUVIDER VARIABLE
APPRECIABLE ACCOUNT

THE PRUDENTIAL
INSURANCE COMPANY
OF AMERICA

[PRUDENTIAL LOGO]

                               TABLE OF CONTENTS

           NOTE: **The back inside cover provides important toll-free telephone numbers for customer service.

                                                                            PAGE

  I.  LETTER TO CONTRACT OWNERS
        Summarizes the results of The Prudential Series Fund, Inc. and
        provides an economic overview.....................................    1

 II.  THE PRUDENTIAL SERIES FUND, INC.
        The Pruco Life PRUvider Variable Appreciable Account is one of
        several Accounts investing in The Prudential Series Fund, Inc.
      1.  FINANCIAL STATEMENTS............................................   A1
      2.  INVESTMENT OBJECTIVES...........................................   B1
      3.  SCHEDULE OF INVESTMENTS
          Lists the holdings in each of the investment options of The
          Prudential Series Fund, Inc. ...................................   B2
      4.  NOTES TO THE FINANCIAL STATEMENTS...............................   C1
      5.  INDEPENDENT AUDITORS' REPORT....................................   D1

III.  PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT
      1.  FINANCIAL STATEMENTS
          Provides financial data at the product level including
          investment results net of certain product related charges.......   E1
      2.  NOTES TO FINANCIAL STATEMENTS...................................   F1
      3.  INDEPENDENT AUDITORS' REPORT....................................   G1

 IV.  APPENDIX
      1.  REPORT OF MANAGEMENT............................................    i
      2.  GLOSSARY........................................................   ii
      3.  BOARDS OF DIRECTORS.............................................   iv

This Report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, the applicable variable life or annuity product, and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charge. For the variable life insurance products, additional contract charges include cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain more information concerning charges and expenses, and should be read carefully before you invest or send money.
Variable life and annuity products are offered by Pruco Securities Corp., a subsidiary of The Prudential. The principal business address of Pruco Securities is 1111 Durham Avenue, South Plainfield, NJ 07080.

THE PRUDENTIAL SERIES FUND, INC.

YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

IN 1995, U.S. STOCKS AND BONDS PRODUCED THE KINDS OF TOTAL RETURNS INVESTORS USUALLY ONLY DREAM ABOUT. STOCKS RETURNED A STARTLING 37% FOR THE YEAR, AS MEASURED BY THE STANDARD & POOR'S 500 STOCK INDEX, A BROAD MEASURE OF THE U.S. STOCK MARKET. BONDS PRODUCED A TOTAL RETURN OF OVER 18%, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE INDEX, A COMPOSITE INDEX OF CORPORATE AND GOVERNMENT BONDS. IT WAS FAR FROM A NORMAL YEAR: SINCE 1926, STOCKS HAVE HAD ONLY SIX BETTER YEARS, AND LONG-TERM GOVERNMENT BONDS HAVE PRODUCED SUCH HIGH RETURNS ONLY ONCE BEFORE. THESE KINDS OF SUPERB MARKET GAINS WILL BE HARD TO BEAT IN OUR LIFETIMES--CONGRATULATIONS ON BEING PART OF THIS HISTORIC BULL MARKET.

AND WHAT A DIFFERENCE FROM A YEAR EARLIER. IN 1994, WE REPORTED FLAT RETURNS FOR STOCKS AND THE LARGEST LOSSES FOR LONG-TERM BONDS IN 75 YEARS. 1995'S RESULTS REMIND US, ONCE AGAIN, THAT STAYING THE COURSE IS THE KEY TO LONG-TERM INVESTING.

FURTHER INTO THE REPORT, WE'LL DISCUSS OUR OUTLOOK FOR 1996'S MARKETS. WE THINK U.S. STOCKS WILL BE VOLATILE THIS YEAR (ALTHOUGH WE FEEL THEY'RE THE ONLY PLACE TO BE FOR THE LONG HAUL). WE WOULDN'T BE SURPRISED IF IT'S A BUMPY RIDE IN 1996. IT'S MORE IMPORTANT THAN EVER TO UNDERSTAND THE RISKS AND REWARDS OF THE MARKET, DETERMINE YOUR TOLERANCE FOR VOLATILITY, AND SET REALISTIC EXPECTATIONS REGARDING THE INVESTMENTS IN YOUR CONTRACT.

CAN WE HELP?

AFTER THE TERRIFIC YEAR THE STOCK AND BOND MARKETS HAD IN 1995, IT'S IMPORTANT TO REMEMBER HOW UNUSUALLY HIGH RETURNS WERE COMPARED TO THE HISTORICAL AVERAGES. OVER THE LONG TERM, STOCKS HAVE AVERAGED RETURNS OF ABOUT 10.5% PER YEAR, WHILE LONG TERM BONDS HAVE AVERAGED JUST UNDER 6% (SOURCE: IBBOTSON ASSOCIATES). RECOGNIZING JUST HOW HIGH THE MARKETS WERE IN 1995 CAN HELP YOU BETTER MANAGE YOUR EXPECTATIONS FOR FUTURE PERFORMANCE, WHICH WILL PROBABLY BE LOWER.

YOUR PRUDENTIAL/PRUCO SECURITIES REPRESENTATIVE STANDS READY TO DISCUSS YOUR CHANGING FINANCIAL SECURITY NEEDS, AND TO ASSIST YOU IN ANY WAY HE OR SHE CAN. YOUR REPRESENTATIVE IS A VALUABLE RESOURCE IN TODAY'S OFTEN VOLATILE FINANCIAL MARKETS.

ALL OF US AT THE PRUDENTIAL THANK YOU FOR YOUR BUSINESS AND LOOK FORWARD TO HELPING YOU PROVIDE FOR YOUR FUTURE FINANCIAL SECURITY.

                                             /s/ Michael Caulfield

                                             E. MICHAEL CAULFIELD
                                             PRESIDENT
                                             THE PRUDENTIAL SERIES FUND, INC.



                                             /s/ Mendel A. Melzer

                                             MENDEL A. MELZER
                                             CHAIRMAN
                                             THE PRUDENTIAL SERIES FUND, INC.

IMPORTANT NOTE:

THE RATES OF RETURN QUOTED ON THE FOLLOWING PAGES REFLECT DEDUCTION OF INVESTMENT MANAGEMENT FEES AND INVESTMENT-RELATED EXPENSES BUT NOT PRODUCT CHARGES. THEY REFLECT THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THEY ARE NOT AN ESTIMATE OR A GUARANTEE OF FUTURE PERFORMANCE. CONTRACT UNIT VALUES INCREASE OR DECREASE BASED ON THE PERFORMANCE OF THE PORTFOLIO. CHANGES IN CONTRACT VALUES DEPEND NOT ONLY ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIO, BUT ALSO ON THE INSURANCE AND ADMINISTRATIVE CHARGES, APPLICABLE SALES CHARGES, AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER THE CONTRACT. THESE CONTRACT CHARGES EFFECTIVELY REDUCE THE DOLLAR AMOUNT OF ANY NET GAINS AND INCREASE THE DOLLAR AMOUNT OF ANY NET LOSSES. YOUR PRUDENTIAL/PRUCO SECURITIES REPRESENTATIVE CAN PROVIDE YOU WITH ACTUAL RATES OF RETURN FOR YOUR VARIABLE LIFE INSURANCE OR ANNUITY CONTRACT, AND SHOW YOU A PERSONALIZED HYPOTHETICAL ILLUSTRATION OF HOW INSURANCE CHARGES AFFECT THE RETURNS YOU EXPERIENCE.

                              STOCK & BOND MARKETS

                                     REVIEW


U.S. FINANCIAL MARKETS REVIEW

What a year. Throughout 1995, investors simply couldn't buy enough stocks and bonds. Why the shopping spree? Moderate economic growth, a weak U.S. dollar and improved efficiency in U.S. businesses allowed companies to earn healthy profits. Combined with very low inflation and falling interest rates, that created a robust environment for U.S. stocks and bonds.

While returns from U.S. financial instruments were spectacular, global stocks, at 21% total return (in dollar terms), as measured by the Morgan Stanley World Index, were very attractive.

Money market funds finished in last place again with a total return of 5.5%, as measured by IBC-Donoghue. Money markets generally produce the lowest total returns, although they attempt to preserve a constant share value.

Falling interest rates were responsible for much of the good market news last year. Long-term interest rates, typically measured by the 30-year U.S. Treasury bond, fell to 6.0% from about 7.9%-a drop that triggered many happy returns for bond investors.

There are a lot of reasons interest rates fell. First of all, inflation was low (about 2.5% at year end), and there are signs it might remain low. Furthermore, the economy is growing more slowly. Investors anticipate the Federal Reserve will reduce short-term rates further in early 1996 to stimulate economic activity.

                                   U.S. STOCKS

                                     REVIEW

HOW HIGH IS HIGH?

The environment for America's companies could hardly have been better in 1995. The result of this healthy economy: The Dow Jones Industrial Average, a narrow but frequently cited market average, set new records of 4000 in February, 4500 in June, and 5000 in November. Those gains were driven largely by corporate earnings, which grew at a healthy pace last year.

Productivity enhancements of the late 1980s and early 1990s, including staff reductions and technology use, are finally beginning to bear fruit at many companies, particularly at banks, airlines and automakers. And the weak dollar made U.S. exports very competitive in the global marketplace. When the U.S. dollar is weak, foreign consumers literally get more for their money--after conversion to their local currency.

- TECHNOLOGY stocks, including computer hardware, software and telecommunications companies, were the hands-down winners for much of the year, although they experienced some setbacks in the fourth quarter. Computers-and other forms of technology-are behind many of the efficiency gains that are keeping wages low. And the rest of the world hasn't even begun to use technology as much as we already do in the United States. As global economies continue to grow and advance, companies and individuals are likely to start looking to technology to make their lives easier (and sometimes more fun, as well).

- BANK, financial services and insurance stocks were also good performers, gaining on the strength of falling interest rates. Many of these companies invest heavily in bonds, and they made money when bond prices rose in 1995. Mergers were also a big part of this sector's success. The merger craze led to higher prices, particularly for bank stocks, as investors sought to anticipate which companies would combine.

WHAT DIDN'T FARE AS WELL?

- COMPANIES like automakers and retailers had a difficult year. When the economy slowed in the spring, consumers stopped splurging and started bargain-hunting. The all-important holiday spending season was disappointing, as well.

                                   U.S. BONDS

                                     REVIEW

BONDS REBOUND STRONGLY.

In recent years, the bond market has been far from the sleepy asset class investors traditionally expect. 1993 was terrific; 1994 was awful; 1995 was terrific again, as moderate growth and low inflation drove bond prices higher. When investors don't need as much in interest payments to compensate for inflation, bond prices typically rise.

Long-term Treasury bonds were the asset class of choice in this kind of market. They're very sensitive to interest rate changes; as rates fell, the average 30-year Treasury bond returned 29% last year. Corporate bonds also did well, largely for the same reasons stocks were such good performers, with the Lehman Corporate Bond Index up 22%. Although mortgage prepayments were not a factor in 1995, investors haven't quite forgotten the pain of 1993, when prepayments soared and mortgage-backed securities fell dramatically. The Lehman Mortgage Backed Index was up only 17% in 1995.

            CONSERVATIVELY / AGGRESSIVELY MANAGED FLEXIBLE PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN THE CONSERVATIVELY MANAGED FLEXIBLE PORTFOLIO AND THE AGGRESSIVELY MANAGED FLEXIBLE PORTFOLIO VS. S&P 500, LEHMAN AGGREGATE INDEX AND LIPPER VIP FLEX AVERAGE OVER TEN YEARS ENDING DECEMBER 31 1995.
$40,032   S&P 500(2)
$29,771   AGGRESSIVELY MGD FLEX PORTFOLIO
$29,392   LIPPER VIP FLEX AVG(4)
$26,106   CONSERVATIVELY MGD FLEX PORTFOLIO
$25,079   LB AGGREGATE INDEX(3)

                                     [GRAPH]

(SOURCE: THE PRUDENTIAL, UNLESS OTHERWISE INDICATED.)

--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995


                                   ONE       RANK      THREE     RANK      FIVE      RANK      TEN       RANK
                                   YEAR                YEARS               YEARS               YEARS
Conservatively Mgd Flex Port       17.3%     62/68      9.2%     46/58     10.7%     48/53     10.1%     11/13

Aggressively Mgd Flex Port         24.1      38/68     11.6      20/58     13.4      15/53     11.9      7/13

Lipper VIP Flex Avg(4)             24.2                10.9                13.0                11.4

S&P 5002                           37.6                15.3                16.6                14.9

Lehman Aggregate Index(3)          18.5                 8.1                 9.5                 9.6


INCEPTION DATE: 5/1/83

--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ASSET MIX AS OF DECEMBER 31, 1995

                                        Large Co.      Small Co.      Bonds          Money
                                        Stocks         Stocks                        Market
Conservatively Mgd Flex Port            40.5%          0.0%           34.9%          24.6%

Aggressively Mgd Flex Port              61.7%          7.0%           28.0%           3.3%



(1) Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges. The prospectus carries more information regarding fees and expenses. The Portfolios may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

(2) The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolios. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolios. The S&P 500 is not the only index that may be used to characterize performance of this Portfolios and other indexes may portray different comparative performance.

(3) The Lehman Aggregate Index (LAI) is comprised of approximately 5,000 government and corporate bonds. The LAI is an unmanaged index and includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolios. The securities that comprise the LAI may differ substantially from the securities in the Portfolios. The LAI is not the only index that may be used to characterize performance of income funds and other indices may portray different comparative performance.

(4) The Lipper Variable Insurance Products (VIP) Flex Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.


[PHOTO]

PORTFOLIO MANAGER MARK STUMPP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Conservatively Managed Flexible Portfolio returned 17.3% for 1995, ranking 62 of 68 flexible portfolios for variable life and annuity contracts. The Aggressively Managed Flexible Portfolio returned 24.1%, ranking 36 out of 68 flexible portfolios. (SOURCE: LIPPER ANALYTICAL SERVICES)

Research has shown that the allocation to stocks is the primary determinant of a portfolio's total return. The Aggressively Managed Flexible Portfolio, for example, has a "normal" stock guideline of 60%, while the Conservatively Managed Flexible has a 35% guideline. The remaining assets are allocated between bonds and money market instruments. We attempt to add value through timely shifts among these asset classes.

For example, in 1995 we boosted returns by holding more than the normal proportion of assets in stocks --a year in which stock returns outpaced the corresponding returns on bonds.

Nevertheless, markets are difficult to predict and, over time, the normal commitment to stocks will be the primary determinant of each Portfolio's return. Because these Portfolios are diversified across both stocks and bonds, they will tend to lag the stock market in bull markets, such as 1995.

However, by blending stocks with bonds, these Portfolios are better equipped to weather stock market declines.The normal rule is that you can't earn higher returns without taking on additional risk. Diversification, of course, doesn't prevent losses, but it can dampen the severity of declines in the stock market.

INVESTMENT ADVISOR'S OUTLOOK:

THIS TIME OF YEAR WE USUALLY ANALYZE THE FINANCIAL INDICATORS, REVIEW LAST YEAR'S MARKET ACTIVITY AND TRY TO FORECAST NEXT YEAR'S INVESTMENT MARKETS--THE BEST SECTORS TO CHOOSE AND WHERE WE THINK THERE'S MONEY TO
BE MADE.

THIS YEAR, THERE'S STILL A LOT OF GOOD NEWS. INTEREST RATES ARE FALLING, INFLATION IS LOW AND ECONOMIC GROWTH REMAINS POSITIVE--A COMBINATION THAT CREATES A VERY HEALTHY ENVIRONMENT FOR STOCKS AND BONDS. BUT LOOKING BACK AT 1995, THE STOCK AND BOND MARKETS HAVE ALREADY PRODUCED RECORD-BREAKING TOTAL RETURNS. HISTORY TELLS US THESE RETURNS ARE UNLIKELY TO BE REPEATED ANY TIME SOON. OVERALL, THOUGH, WE ARE POSITIVE, BUT WE WANT TO MAKE SURE WE'RE NOT TAKING TOO MUCH RISK.

                                   U.S. BONDS

                                     OUTLOOK

Bonds look good to us. We believe interest rates will fall to 5.75% or even 5.5%--which could produce healthy price appreciation from this normally sleepy asset class. Inflation in the U.S. remains low, which should allow interest rates to fall further. We're very positive on Treasury securities and investment grade corporate bonds. High yield bonds should benefit from lower interest rates, but we're paying very close attention to credit quality.

                                   U.S. STOCKS

                                     OUTLOOK

The U.S. stock market is the toughest for us to call. Falling interest rates are positive for the market; but we're concerned about slowing earnings growth. Our best guess: modest positive returns by year end 1996, but expect a sell-off sometime during the year.

One last word: judge your risk tolerance carefully this year. There could be many ups--and some big downs--in 1996. We think long-term investors should be prepared to weather some turmoil on their way to positive total returns. And remember to review your financial security objectives with your Registered Representative in case your needs have changed.

                                   SHORT TAKES

                               PORTFOLIO MANAGERS

TOM JACKSON,
COMMON STOCK PORTFOLIO:

"The challenge for 1996 is to determine when the prices of the economically sensitive stocks offer sufficient value to compensate for the risk that earnings will continue to disappoint if the economy weakens in the near term."

BARBARA KENWORTHY,
BOND PORTFOLIO:

"If 1996 weren't a Presidential election year, I'd expect to see really stunning gains from the U.S. bond market, with long-term interest rates dipping below 5.5%. But Presidential politicking will bring turmoil to the bond market, so I believe we'll have a respectable year, with strong price gains and rates testing their 1993 lows--a record level for investors."

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                   CONSERVATIVELY MANAGED FLEXIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $3,622,931,201)..........................  $3,912,781,300
    Cash.......................................          44,660
    Interest and dividends receivable..........      30,959,621
    Receivable for securities sold.............       2,833,722
    Receivable for portfolio shares sold.......          23,400
                                                 --------------
      Total Assets.............................   3,946,642,703
                                                 --------------
  LIABILITIES
    Accrued expenses...........................         165,851
    Payable for securities purchased...........         374,361
    Payable to investment adviser..............       5,328,226
                                                 --------------
      Total Liabilities........................       5,868,438
                                                 --------------
  NET ASSETS...................................  $3,940,774,265
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,574,196
      Paid-in capital, in excess of par........   3,629,566,275
                                                 --------------
                                                  3,632,140,471
    Distributions in excess of net investment
      income...................................      (2,286,857)
    Accumulated net realized gains.............      21,070,552
    Net unrealized appreciation................     289,850,099
                                                 --------------
    Net assets, December 31, 1995..............  $3,940,774,265
                                                 --------------
                                                 --------------
    Net asset value per share of 257,419,587
      outstanding shares of common stock
      (authorized 300,000,000 shares)..........  $      15.3088
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividends (net of $401,184 foreign
      withholding tax).........................  $    23,484,206
    Interest...................................      153,295,065
                                                 ---------------
                                                     176,779,271
                                                 ---------------
  EXPENSES
    Investment management fee..................       20,327,574
    Shareholders' reports......................          902,869
    Accounting fees............................           97,831
    Custodian expense -- net...................           92,207
    Professional fees..........................           74,702
    Miscellaneous expenses.....................            5,573
    Directors' expense.........................            4,934
    S.E.C. fees................................          (20,409)
                                                 ---------------
                                                      21,485,281
                                                 ---------------
  NET INVESTMENT INCOME........................      155,293,990
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........      167,342,297
    Net unrealized gain on investments.........      264,773,974
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      432,116,271
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   587,410,261
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $    155,293,990     $   122,670,711
    Net realized gain on investments.......................................................        167,342,297          30,751,021
    Net unrealized gain(loss) on investments...............................................        264,773,974        (184,854,002)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................        587,410,261         (31,432,270)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................       (154,987,434)       (120,740,360)
    Net realized gain from investment transactions.........................................       (133,660,168)        (37,214,012)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................       (288,647,602)       (157,954,372)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [5,345,143 and 34,889,459 shares, respectively].....................         81,026,772         514,344,688
    Reinvestment of dividend distributions [19,023,739 and 11,198,868 shares,
     respectively].........................................................................        288,647,602         157,954,372
    Capital stock repurchased [(15,343,313) and (5,887,371) shares, respectively]..........       (228,767,054)        (84,977,146)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        140,907,320         587,321,914
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        439,669,979         397,935,272
  NET ASSETS:
    Beginning of year......................................................................      3,501,104,286       3,103,169,014
                                                                                             ------------------  -------------------
    End of year............................................................................   $  3,940,774,265     $ 3,501,104,286
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C5.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                    AGGRESSIVELY MANAGED FLEXIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $3,687,627,278)..........................  $4,228,358,720
    Cash.......................................             626
    Interest and dividends receivable..........      25,934,506
    Receivable for securities sold.............      59,091,478
    Receivable for portfolio shares sold.......          42,700
                                                 --------------
      Total Assets.............................   4,313,428,030
                                                 --------------
  LIABILITIES
    Accrued expenses...........................         178,423
    Payable for securities purchased...........      45,774,778
    Payable to investment adviser..............       6,269,992
                                                 --------------
      Total Liabilities........................      52,223,193
                                                 --------------
  NET ASSETS...................................  $4,261,204,837
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,385,984
      Paid-in capital, in excess of par........   3,657,681,610
                                                 --------------
                                                  3,660,067,594
    Distributions in excess of net investment
      income...................................      (5,751,188)
    Accumulated Net Realized Gains.............      66,155,086
    Net unrealized appreciation
      Securities...............................     540,731,442
      Foreign currency translations............           1,903
                                                 --------------
    Net assets, December 31, 1995..............  $4,261,204,837
                                                 --------------
                                                 --------------
    Net asset value per share of 238,598,423
      outstanding shares of common stock
      (authorized 300,000,000 shares)..........  $      17.8593
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividends (net of $632,445 foreign
      withholding tax).........................  $    47,779,646
    Interest...................................      103,109,112
                                                 ---------------
                                                     150,888,758
                                                 ---------------
  EXPENSES
    Investment management fee..................       22,971,401
    Shareholders' reports......................          933,420
    Custodian expense -- net...................          170,999
    Professional fees..........................           86,407
    Accounting fees............................           84,962
    Miscellaneous expenses.....................            5,560
    Directors' expense.........................            4,806
    S.E.C. fees................................           (9,458)
                                                 ---------------
                                                      24,248,097
                                                 ---------------
  NET INVESTMENT INCOME........................      126,640,661
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on investments and
      foreign currencies--
      Securities transactions..................      291,714,860
      Foreign currency transactions............           (1,080)
      Futures contracts........................          554,055
                                                 ---------------
    Net realized gain on investments and
      foreign currencies.......................      292,267,835
                                                 ---------------
    Net unrealized gain on investments and
      foreign currencies--
      Securities...............................      410,037,562
      Foreign currency translations............            3,540
                                                 ---------------
    Net unrealized gain on investments and
      foreign currencies.......................      410,041,102
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      702,308,937
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   828,949,598
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $    126,640,661     $    98,878,114
    Net realized gain on investments and foreign currency transactions.....................        292,267,835          23,838,273
    Net unrealized gain(loss) on investments and foreign currency translations.............        410,041,102        (230,571,359)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................        828,949,598        (107,854,972)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................       (124,621,227)        (96,126,295)
    Net realized gain from investment transactions.........................................       (176,844,671)        (98,311,584)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................       (301,465,898)       (194,437,879)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [8,486,525 and 22,611,559 shares, respectively].....................        146,641,074         370,947,414
    Reinvestment of dividend distributions [17,050,711 and 12,531,550 shares,
     respectively].........................................................................        301,465,898         194,437,879
    Capital stock repurchased [(11,612,102) and (4,617,224) shares, respectively]..........       (195,926,134)        (73,719,278)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        252,180,838         491,666,015
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        779,664,538         189,373,164
  NET ASSETS:
    Beginning of year......................................................................      3,481,540,299       3,292,167,135
                                                                                             ------------------  -------------------
    End of year............................................................................   $  4,261,204,837     $ 3,481,540,299
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C5.

                                       A2

                        THE PRUDENTIAL SERIES FUND, INC.
                             INVESTMENT OBJECTIVES

            (Schedule of Investments appear on the following pages)
--------------------------------------------------------------------------------
 BALANCED PORTFOLIOS

CONSERVATIVELY        A favorable total return through investment in a blend of
MANAGED FLEXIBLE      money market instruments, fixed income securities and
                      common stocks managed towards a lower potential risk of loss than the Aggressively Managed Flexible Portfolio and correspondingly lower potential for appreciation.

AGGRESSIVELY MANAGED  Higher total return through investment in a blend of money
FLEXIBLE market instruments, fixed income securities and common stocks managed with a higher degree of risk of loss in order to attain potentially higher results than the Conservatively Managed Flexible Portfolio.

--------------------------------------------------------------------------------

                                       B1

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                   CONSERVATIVELY MANAGED FLEXIBLE PORTFOLIO

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 39.6%                                 SHARES          VALUE
                                                    -------------  --------------
AEROSPACE -- 0.8%
  +Coltec Industries, Inc.........................        311,000  $    3,615,375
  GenCorp, Inc....................................        676,800       8,290,800
  Loral Corp......................................         77,800       2,752,175
  Rockwell International Corp.....................        253,100      13,382,661
  +UNC, Inc.......................................        289,100       1,734,600
                                                                   --------------
                                                                       29,775,611
                                                                   --------------
AIRLINES -- 0.3%
  +AMR Corp.......................................        100,000       7,425,000
  +USAir Group, Inc...............................        335,000       4,438,750
                                                                   --------------
                                                                       11,863,750
                                                                   --------------
AUTOS - CARS & TRUCKS -- 3.1%
  A.O. Smith Corp.................................        466,800       9,686,100
  Chrysler Corp...................................        500,000      27,687,500
  Ford Motor Co...................................        318,300       9,230,700
  General Motors Corp.............................        500,000      26,437,500
  General Motors Corp. (Class 'E' Stock)..........        243,900      12,682,800
  General Motors Corp. (Class 'H' Stock)..........        465,900      22,887,337
  Titan Wheel International, Inc..................        748,350      12,160,686
                                                                   --------------
                                                                      120,772,623
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.8%
  First Bank System, Inc..........................        366,600      18,192,525
  First Interstate Bancorp........................        120,000      16,380,000
  KeyCorp.........................................        502,800      18,226,500
  Norwest Corp....................................        570,400      18,823,200
                                                                   --------------
                                                                       71,622,225
                                                                   --------------
CHEMICALS -- 1.2%
  +FMC Corp.......................................        110,800       7,492,850
  Imperial Chemical Industries, PLC, ADR..........        371,300      17,358,275
  OM Group, Inc...................................        308,400      10,215,750
  W.R. Grace & Co.................................        218,800      12,936,550
                                                                   --------------
                                                                       48,003,425
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.7%
  Ferro Corp......................................        655,200      15,233,400
  M.A. Hanna Co...................................        489,700      13,711,600
                                                                   --------------
                                                                       28,945,000
                                                                   --------------
COMPUTER SERVICES -- 0.9%
  +Amdahl Corp....................................        900,000       7,650,000
  National Data Corp..............................        620,100      15,347,475
  +Paxar Corp.....................................      1,022,928      13,553,794
                                                                   --------------
                                                                       36,551,269
                                                                   --------------
CONSTRUCTION -- 0.2%
  +J. Ray McDermott, SA...........................        500,000       8,937,500
                                                                   --------------
CONTAINERS -- 0.2%
  +Sealed Air Corp................................        290,400       8,167,500
                                                                   --------------
DIVERSIFIED GAS -- 0.6%
  +Basin Exploration, Inc.........................        148,000         730,750
  Sonat Offshore Drilling, Inc....................        228,100      10,207,475
  Tidewater, Inc..................................         73,600       2,318,400

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Weatherford Enterra, Inc........................        321,353  $    9,279,066
  Western Gas Resources, Inc......................        162,100       2,613,863
                                                                   --------------
                                                                       25,149,554
                                                                   --------------
DRUGS AND HOSPITAL SUPPLIES -- 0.2%
  United States Surgical Corp.....................        365,500       7,812,563
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.5%
  +Anixter International, Inc.....................        337,400       6,284,075
  Belden, Inc.....................................        524,300      13,500,725
                                                                   --------------
                                                                       19,784,800
                                                                   --------------
ELECTRONICS -- 0.7%
  +ADT Ltd........................................        620,000       9,300,000
  +Digital Equipment Corp.........................        200,000      12,825,000
  +IMO Industries, Inc............................        596,900       4,103,686
                                                                   --------------
                                                                       26,228,686
                                                                   --------------
FINANCIAL SERVICES -- 2.2%
  American Express Co.............................        319,000      13,198,625
  Dean Witter Discover and Company................        736,500      34,615,500
  Lehman Brothers Holdings, Inc...................        400,000       8,500,000
  Reinsurance Group of America, Inc...............        487,800      17,865,675
  Salomon, Inc....................................        300,000      10,650,000
                                                                   --------------
                                                                       84,829,800
                                                                   --------------
FOODS -- 0.4%
  Philip Morris Companies, Inc....................        188,000      17,014,000
                                                                   --------------
FOREST PRODUCTS -- 0.9%
  Louisiana-Pacific Corp..........................        700,000      16,975,000
  Mead Corp.......................................        350,800      18,329,300
                                                                   --------------
                                                                       35,304,300
                                                                   --------------
FURNITURE -- 0.2%
  Leggett & Platt, Inc............................        380,200       9,219,850
                                                                   --------------
GAS PIPELINES -- 0.6%
  Enron Oil & Gas Co..............................        332,700       7,984,800
  +Global Marine, Inc.............................        615,800       5,388,250
  +Seagull Energy Corp............................        387,200       8,615,200
                                                                   --------------
                                                                       21,988,250
                                                                   --------------
HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp....................        161,816       8,212,160
  +Tenet Healthcare Corp..........................        825,000      17,118,750
                                                                   --------------
                                                                       25,330,910
                                                                   --------------
HOUSING RELATED -- 0.9%
  +Giant Cement Holdings, Inc.....................        415,200       4,774,800
  +Owens-Corning Fiberglas Corp...................        662,800      29,743,150
                                                                   --------------
                                                                       34,517,950
                                                                   --------------
INSURANCE -- 2.9%
  Allstate Corp...................................        129,599       5,329,758
  Equitable of Iowa Companies.....................        372,700      11,972,987
  Financial Security Assurance Holdings, Ltd......        226,200       5,626,725
  National Re Corp................................        207,600       7,888,800
  PennCorp Financial Group, Inc...................        638,400      18,753,000
  Provident Companies, Inc........................        177,200       6,002,650
  TIG Holdings, Inc...............................        588,300      16,766,550
  Trenwick Group, Inc.............................        276,200      15,536,250

                                       B2

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  W.R. Berkley Corp...............................        192,800  $   10,363,000
  Western National Corp...........................        900,000      14,512,500
                                                                   --------------
                                                                      112,752,220
                                                                   --------------
MACHINERY -- 1.2%
  Case Corp.......................................        642,800      29,408,100
  DT Industries, Inc..............................        234,500       3,165,750
  +Global Industrial Technologies, Inc............        390,700       7,374,463
  Parker-Hannifin Corp............................        204,750       7,012,688
                                                                   --------------
                                                                       46,961,001
                                                                   --------------
MEDIA -- 2.3%
  Central Newspapers, Inc. (Class 'A' Stock)......        331,700      10,407,088
  Comcast Corp. (Class 'A' Stock).................        362,500       6,389,063
  Comcast Corp. (Special Class 'A' Stock).........          9,600         174,600
  +Cox Communications, Inc. (Class 'A' Stock).....        246,115       4,799,243
  Gannett Co., Inc................................        200,000      12,275,000
  Hollinger International, Inc....................        161,400       1,694,700
  Knight-Ridder, Inc..............................        200,000      12,500,000
  Lee Enterprises, Inc............................        337,400       7,760,200
  McGraw-Hill, Inc................................         96,200       8,381,425
  Media General, Inc. (Class 'A' Stock)...........        123,600       3,754,350
  +Tele-Communications, Inc. (Series 'A' Stock)...        606,200      12,048,225
  Times Mirror Co. (Class 'A' Stock)..............        280,276       9,494,350
                                                                   --------------
                                                                       89,678,244
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 3.6%
  BW/IP, Inc. (Class 'A' Stock)...................        379,200       6,256,800
  Danaher Corp....................................        455,600      14,465,300
  Donaldson Company, Inc..........................        400,400      10,060,050
  +IDEX Corp......................................        285,600      11,638,200
  +Jan Bell Marketing, Inc........................      1,000,000       2,500,000
  +Litton Industries, Inc.........................        259,700      11,556,650
  Mark IV Industries, Inc.........................        572,565      11,308,158
  Mascotech, Inc..................................        650,000       7,068,750
  Pentair, Inc....................................        472,950      23,529,263
  +SPS Transaction Services, Inc..................        192,800       5,711,700
  Textron, Inc....................................         96,400       6,507,000
  Trinity Industries, Inc.........................        385,500      12,143,250
  +Wolverine Tube, Inc............................        279,500      10,481,250
  York International Corp.........................        199,000       9,353,000
                                                                   --------------
                                                                      142,579,371
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.3%
  Eastman Kodak Co................................        372,300      24,944,100
  Houghton Mifflin Co.............................        132,600       5,701,800
  Whitman Corp....................................        913,400      21,236,550
                                                                   --------------
                                                                       51,882,450
                                                                   --------------
PETROLEUM -- 1.0%
  Amerada Hess Corp...............................        100,000       5,300,000
  Cabot Oil & Gas Corp. (Class 'A' Stock).........        594,400       8,693,100
  Elf Aquitaine, ADR..............................        530,100      19,481,175
  Parker & Parsley Petroleum Co...................        257,800       5,671,600
                                                                   --------------
                                                                       39,145,875
                                                                   --------------
PETROLEUM SERVICES -- 2.5%
  Baker Hughes, Inc...............................        300,000       7,312,500
  Coflexip, ADR...................................        500,000       9,437,500
  +ENSCO International, Inc.......................        600,000      12,450,000
  +Hornbeck Offshore Services, Inc................        208,000       4,082,000

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  ICO, Inc........................................        500,000  $    2,437,500
  +Marine Drilling Co., Inc.......................      1,000,000       5,125,000
  +Mesa, Inc......................................      1,008,400       3,781,500
  Murphy Oil Corp.................................        190,800       7,918,200
  Noble Affiliates, Inc...........................        200,000       5,975,000
  +Noble Drilling Corp............................        800,000       7,200,000
  +Oryx Energy Co.................................        849,400      11,360,725
  +Pride Petroleum Services, Inc..................        360,100       3,826,063
  +Rowan Companies, Inc...........................        269,400       2,660,325
  +Western Atlas, Inc.............................        300,000      15,150,000
                                                                   --------------
                                                                       98,716,313
                                                                   --------------
RAILROADS -- 0.9%
  Burlington Northern, Inc........................        259,000      20,202,000
  Illinois Central Corp...........................        440,000      16,885,000
                                                                   --------------
                                                                       37,087,000
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.5%
  Zeneca Group, PLC, ADR..........................        357,400      20,863,225
                                                                   --------------
RETAIL -- 1.7%
  +Best Products Company, Inc.....................      1,094,500       5,198,875
  +Burlington Coat Factory Warehouse..............        244,600       2,507,150
  Charming Shoppes, Inc...........................      2,000,000       5,750,000
  Dillard Department Stores, Inc. (Class 'A'
    Stock)........................................        500,000      14,250,000
  +Filene's Basement Corp.........................        160,000         370,000
  K mart Corp.....................................      1,058,700       7,675,575
  Rite Aid Corp...................................          6,000         205,500
  Sears, Roebuck & Co.............................        139,800       5,452,200
  TJX Companies, Inc..............................        914,900      17,268,738
  Woolworth Corp..................................        600,000       7,800,000
                                                                   --------------
                                                                       66,478,038
                                                                   --------------
RUBBER -- 0.3%
  Goodyear Tire & Rubber Co.......................        269,800      12,242,175
                                                                   --------------
STEEL -- 1.6%
  +Bethlehem Steel Corp...........................      1,000,000      14,000,000
  +LTV Corp.......................................      1,500,000      20,625,000
  +Material Sciences Corp.........................        675,000      10,040,625
  +National Steel Corp. (Class 'B' Stock).........        300,000       3,862,500
  USX-U.S. Steel Group............................        450,000      13,837,500
                                                                   --------------
                                                                       62,365,625
                                                                   --------------
TELECOMMUNICATIONS -- 1.2%
  +Airtouch Communications, Inc...................        385,500      10,890,375
  Century Telephone Enterprises, Inc..............        337,300      10,709,275
  Frontier Corp...................................        297,700       8,931,000
  MCI Communications Corp.........................        331,100       8,649,988
  +Nextel Communications, Inc. (Class 'A'
    Stock)........................................        495,400       7,307,150
                                                                   --------------
                                                                       46,487,788
                                                                   --------------
TEXTILES -- 1.2%
  +Farah, Inc.....................................        258,500       1,227,874
  +Fieldcrest Cannon, Inc.........................        460,000       7,647,500
  +Fruit of the Loom, Inc. (Class 'A' Stock)......        500,000      12,187,500
  +Owens-Illinois, Inc............................        552,700       8,014,150
  Phillips-Van Heusen Corp........................        600,000       5,925,000
  +Tultex Corp....................................        579,000       2,388,375
  V.F. Corp.......................................        154,600       8,155,149
                                                                   --------------
                                                                       45,545,549
                                                                   --------------

                                       B3

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
TOBACCO -- 0.4%
  RJR Nabisco Holdings Corp.......................        500,000  $   15,437,500
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $1,308,436,835)..........................................   1,560,041,940
                                                                   --------------

                                                                       MARKET
PREFERRED STOCKS -- 0.1%                               SHARES          VALUE
                                                    -------------  --------------
MEDIA
  Times Mirror Co. (Cum. Conv.), Series B.........        119,724       3,090,376
                                                                   --------------
  (Cost $2,725,059)

                                                         PAR           MARKET
LONG-TERM BONDS -- 33.2%                                VALUE          VALUE
                                                    -------------  --------------
FINANCIAL -- 10.0%
  Advanta Corp Mid,
    8.180%, 02/09/97, Tranche #TR00028............  $  10,000,000  $   10,271,700
  Advanta Corp.,
    5.125%, 11/15/96..............................     12,535,000      12,464,303
  Allmerica Finance,
    7.625%, 10/15/25..............................      7,200,000       7,564,968
  Associates Corp. of North America,
    8.375%, 01/15/98..............................      1,100,000       1,159,191
  Banc One Credit Card Master Trust, Series 94-B
    7.750%, 12/15/99..............................      5,100,000       5,292,831
  Capital One Bank, M.T.N.,
    6.660%, 08/17/98, Tranche #TR00055............     10,050,000      10,237,734
    6.740%, 05/31/99, Tranche #TR00038............     22,250,000      22,756,410
    8.125%, 02/27/98, Tranche #TR00032............      6,500,000       6,788,860
  Chrysler Financial Corp., M.T.N.,
    5.390%, 08/27/96, Tranche #TR00041............      7,300,000       7,287,079
  CIGNA Mortgage Securities, Inc.,
    Series 88-1
    9.400%, 01/15/02..............................      2,285,774       2,319,878
  Discover Card Trust, Series 1991-C, Class B
    7.875%, 04/16/98..............................     10,000,000      10,050,000
  **Equitable Life Assurance Society,
    6.950%, 12/01/05..............................     25,000,000      25,359,375
  Federal Express Corp., M.T.N.,
    10.010%, 06/01/98, Tranche #TR00067...........      3,000,000       3,255,300
    10.050%, 06/15/99, Tranche #TR00068...........        500,000         557,650
  First Union Corp.,
    9.450%, 06/15/99..............................      4,000,000       4,450,800
  Ford Motor Credit Co.,
    6.375%, 10/06/00..............................     26,500,000      26,979,650
  Ford Motor Credit, Co., M.T.N.,
    6.137%, 10/04/99..............................     23,750,000      23,808,188
    6.850%, 08/15/00..............................      8,500,000       8,823,255
  General Motors Acceptance Corp.,
    8.250%, 08/01/96..............................      5,000,000       5,066,300

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  General Motors Acceptance Corp., M.T.N.,
    6.300%, 09/10/97, Tranche #TR00532............  $   5,000,000  $    5,058,300
    6.700%, 04/30/97, Tranche #TR00319............     11,000,000      11,158,840
    7.375%, 07/20/98, Tranche #TR00667............      4,650,000       4,837,070
    7.850%, 03/05/97, Tranche #TR00187............      3,300,000       3,384,744
  %Marine Midland Bank N.A.,
    5.812%, 09/27/96..............................      6,500,000       6,487,000
  Mellon Financial Co.,
    6.500%, 12/01/97..............................      1,650,000       1,676,516
  Okobank,
    **%7.387%, 10/29/49...........................      3,500,000       3,539,375
    %7.387%, 10/29/49.............................      9,000,000       9,101,250
    %7.375%, 09/27/49.............................     18,750,000      19,341,563
  Salomon Inc., M.T.N.,
    5.440%, 01/13/97, Tranche #TR00641............      5,000,000       4,972,000
    5.470%, 08/29/97, Tranche #SR00492............     10,500,000      10,446,660
    5.320%, 09/16/96, Tranche #TR00572............     10,400,000      10,347,168
    5.470%, 09/22/97, Tranche #SR00504............     12,525,000      12,377,706
  Santander Financial Issuances, Inc.,
    7.250%, 11/01/15..............................     14,500,000      14,852,060
  Sears Roebuck Acceptance Corp.,
    6.750%, 09/15/05..............................     35,050,000      36,351,056
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.340%, 10/12/00, Tranche #TR00038............     11,000,000      11,174,790
  Standard Credit Card Master Trust,
    5.950%, 03/07/96..............................      4,650,000       4,612,196
  Union Bank of Finland, Ltd.,
    5.250%, 06/15/96..............................     16,650,000      16,579,737
  Westinghouse Credit Corp., M.T.N.,
    8.750%, 06/03/96, Tranche #TR00248............      2,600,000       2,616,276
                                                                   --------------
                                                                      383,407,779
                                                                   --------------
FOREIGN -- 6.0%
  **Banco de Commercio Exterior, SA, M.T.N.,
    8.625%, 06/02/00, Tranche #TR00001............      5,500,000       5,654,000
  **Banco Ganadero, SA, M.T.N.,
    9.750%, 08/26/99, Tranche #TR00001............      7,300,000       7,482,500
  **Cemex, SA, M.T.N.,
    9.500%, 09/20/01, Tranche #TR00010............     12,500,000      11,375,000
  **Compania Sud Americana de Vapores, SA,
    7.375%, 12/08/03..............................      7,600,000       7,486,000
  Controladora Commercial Mexicana, SA,
    8.750%, 04/21/98..............................      5,190,000       4,567,200
  Empresa Columbia de Petroleos,
    7.250%, 07/08/98..............................      8,250,000       8,208,750
  Financiera Energetica Nacional,
    6.625%, 12/13/96..............................      5,000,000       5,000,000

                                       B4

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  Financiera Energetica Nacional, SA, M.T.N.,
    9.000%, 11/08/99..............................  $   2,000,000  $    2,097,500
    **9.000%, 11/08/99............................      5,375,000       5,637,031
  Fomento Economico Mexicano, SA,
    9.500%, 07/22/97..............................      5,150,000       5,104,938
  **Grupo Condumex, SA, M.T.N.,
    6.250%, 07/27/96..............................      4,300,000       4,165,625
  **Grupo Embotellador Mexicana,
    10.750%, 11/19/97.............................      8,015,000       7,994,963
  Grupo Televisa, SA,
    10.000%, 11/09/97.............................      7,250,000       7,105,000
  Hydro-Quebec,
    8.050%, 07/07/24..............................     22,100,000      25,232,896
  Kansallis-Osake Pankki, N.Y.,
    **%8.650%, 12/29/49...........................     10,000,000      10,625,000
    9.750%, 12/15/98..............................     16,950,000      18,736,022
  Kansallis-Osake Pankki, N.Y., C.D.,
    6.125%, 05/15/98..............................      6,160,000       6,227,375
  Quebec, Province of Canada,
    7.500%, 07/15/02..............................      8,625,000       9,157,766
  Republic of Columbia,
    7.125%, 05/11/98..............................      2,775,000       2,795,813
    7.250%, 02/23/04..............................      5,400,000       5,179,896
    8.750%, 10/06/99..............................      4,950,000       5,232,744
  Republic of Italy,
    6.875%, 09/27/23..............................     15,000,000      14,648,250
  Republic of South Africa,
    9.625%, 12/15/99..............................     22,221,000      23,966,904
  **Telekom Malaysia,
    7.875%, 08/01/25..............................     22,000,000      24,159,520
  United Mexican States,
    5.820%, 06/28/01..............................      1,375,000         990,000
    6.970%, 08/12/00..............................      2,300,000       1,840,000
    8.500%, 09/15/02..............................      6,850,000       5,959,500
                                                                   --------------
                                                                      236,630,193
                                                                   --------------
INDUSTRIAL -- 13.0%
  AMR Corp.,
    10.000%, 04/15/21.............................      5,000,000       6,213,250
    9.000%, 08/01/12..............................     10,000,000      11,277,700
    9.800%, 10/01/21..............................      5,000,000       5,944,000
    9.880%, 06/15/20..............................      9,565,000      11,501,913
  Arkla, Inc., M.T.N.,
    9.250%, 12/18/97, Tranche #TR00027............      3,000,000       3,151,590
  Auburn Hills Trust,
    12.000%, 05/01/20.............................     28,670,000      45,119,699
  Coca-Cola Enterprises, Inc.,
    6.500%, 11/15/97..............................      3,750,000       3,808,875
  Columbia Gas Systems, Inc.,
    7.620%, 11/28/25..............................      6,500,000       6,616,935
  Columbia/HCA Healthcare Corp.,
    7.050%, 12/01/27..............................     32,200,000      32,411,554
    7.580%, 09/15/25, M.T.N., Tranche #TR00015....     16,000,000      17,157,120
  Delta Air Lines, Inc.,
    9.750%, 05/15/21..............................      5,000,000       6,168,650
  Federated Dept Stores,
    8.125%, 10/15/02..............................     10,500,000      10,552,500
  Hanson Overseas Corp.,
    5.500%, 01/15/96..............................      2,000,000       1,999,840
  Nabisco, Inc.,
    6.850%, 06/15/05..............................     20,000,000      20,312,000

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  News America Holdings, Inc.,
    7.750%, 12/01/45..............................  $  51,000,000  $   51,659,940
    9.125%, 10/15/99..............................     15,000,000      16,580,700
  PT Alatief Freeport Financial Co.,
    9.750%, 04/15/01..............................      8,950,000      10,031,070
  RJR Nabisco, Inc.,
    8.750%, 08/15/05..............................      4,000,000       4,097,240
  Sears, Roebuck & Co., M.T.N.,
    9.420%, 04/01/96..............................      1,000,000       1,014,375
  Sears, Roebuck Acceptance Corp.,
    9.000%, 09/15/96..............................      2,000,000       2,043,760
  Service Corp. International,
    7.000%, 06/01/15..............................      2,500,000       2,785,575
  TCI Communications, Inc.,
    8.750%, 08/01/15..............................     27,175,000      30,128,107
  Tele-Communications, Inc.,
    7.875%, 08/01/13..............................      5,250,000       5,399,678
    9.250%, 04/15/02..............................      5,000,000       5,680,900
    9.800%, 02/01/12..............................     18,000,000      21,585,060
  Time Warner Entertainment Co., L.P.,
    8.375%, 03/15/23-07/15/33.....................     33,740,000      36,131,467
    9.625%, 05/01/02..............................     14,140,000      16,379,352
  Time Warner, Inc.,
    7.750%, 06/15/05..............................     10,000,000      10,410,300
  United Air Lines, Inc.,
    9.750%, 08/15/21..............................     15,000,000      17,993,550
    10.670%, 05/01/04.............................     21,750,000      26,236,590
    11.210%, 05/01/14.............................      2,500,000       3,309,125
  Viacom, Inc.,
    7.625%, 01/15/16..............................     16,000,000      16,190,000
    7.750%, 06/01/05..............................     45,175,000      47,974,494
  Westinghouse Electric Corp., M.T.N.,
    8.700%, 06/20/96, Tranche #TR00029............      2,950,000       2,970,680
                                                                   --------------
                                                                      510,837,589
                                                                   --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 4.2%
  Federal National Mortgage Association,
    9.050%, 04/10/00..............................     14,000,000      15,837,500
  United States Treasury Bonds,
    7.625%, 02/15/25..............................        200,000         244,562
    12.000%, 08/15/13.............................      5,400,000       8,320,212
  United States Treasury Notes,
    6.125%, 07/31/00..............................      3,350,000       3,448,390
    6.500%, 04/30/97..............................     61,000,000      61,981,490
    5.875%, 08/15/98-11/15/05.....................     32,200,000      32,850,580
    6.125%, 09/30/00..............................     13,500,000      13,905,000
    6.375%, 08/15/02..............................     26,500,000      27,787,635
    6.500%, 05/15/05..............................      2,900,000       3,085,339
                                                                   --------------
                                                                      167,460,708
                                                                   --------------
TOTAL LONG-TERM BONDS
  (Cost $1,260,456,592)..........................................   1,298,336,269
                                                                   --------------

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 26.4%                        AMOUNT          VALUE
                                                    -------------  --------------
BANK-RELATED INSTRUMENTS -- 3.4%
  Abbey National Treasury Services, C.D. PLC,
    5.850%, 01/03/96..............................     48,000,000      48,000,012
  Advanta National Bank, C.D.
    6.260%, 09/01/97..............................     10,500,000      10,594,500

                                       B5

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  Bayerische Hypotheken, C.D.,
    5.800%, 01/16/96..............................  $  12,000,000  $   11,999,970
    5.830%, 01/16/96..............................     23,000,000      23,000,176
  Berliner Handels, C.D.,
    5.830%, 01/16/96..............................     12,000,000      12,000,046
  National Westminister Bank, C.D. PLC,
    5.810%, 01/12/96..............................     36,000,000      36,000,000
  Societe Generale Bank, C.D.,
    7.650%, 01/08/96..............................      3,000,000       3,000,472
                                                                   --------------
                                                                      144,595,176
                                                                   --------------
COMMERCIAL PAPER -- 16.1%
  American Express Credit Corp.,
    5.590%, 03/15/96..............................     14,000,000      13,841,306
  American Home Products Corp.,
    5.680%, 03/07/96..............................     13,000,000      12,866,678
  American Honda Finance Corp.,
    5.750%, 02/08/96..............................      6,000,000       5,964,542
    5.850%, 01/12/96-01/22/96.....................      9,000,000       8,978,875
  Aristar Inc.,
    5.800%, 02/02/96..............................      2,000,000       1,990,011
  Asset Securitization Cooperative Corp.,
    5.660%, 02/20/96..............................     28,000,000      27,784,291
  Associates Corp. of North America,
    5.680%, 02/08/96-02/12/96.....................     43,300,000      43,026,208
  Banque Nationale De Paris,
    5.780%, 01/22/96..............................     11,000,000      10,999,845
  Bradford & Bingley Building Society,
    5.680%, 02/06/96..............................     22,000,000      21,878,511
  Caterpillar Financial Services Corp.,
    5.660%, 02/21/96..............................      3,000,000       2,976,417
    5.670%, 02/27/96..............................      3,000,000       2,973,540
  Chase Manhattan Corp.,
    5.670%, 02/12/96..............................      8,000,000       7,948,340
  CIT Group Holdings, Inc.,
    5.670%, 02/05/96..............................      8,000,000       7,957,160
    5.680%, 02/07/96..............................     17,000,000      16,903,440
    5.780%, 01/25/96..............................     16,981,000      16,918,293
  Cogentrix of Richmond, Inc.,
    5.950%, 01/24/96..............................     18,457,000      18,389,888
  Corporate Receivables Corp.,
    5.750%, 01/16/96-01/18/96.....................      8,000,000       7,980,514
  Countrywide Funding Corp.,
    5.830%, 01/16/96..............................      2,000,000       1,995,466
    5.840%, 01/18/96..............................      8,000,000       7,979,236
    5.870%, 01/22/96..............................      3,000,000       2,990,217
    6.000%, 01/22/96..............................      8,000,000       7,973,333
  Dean Witter Discover and Company,
    5.700%, 02/14/96..............................      4,000,000       3,972,767
  Finova Capital Corp.,
    5.970%, 01/05/96-01/25/96.....................     19,360,000      19,324,797
  First Union Corp.,
    5.710%, 02/09/96..............................     15,000,000      14,909,592
  Fleet Mortgage Group, Inc.,
    5.800%, 01/16/96..............................      6,000,000       5,986,467
  Ford Motor Credit Co.,
    5.530%, 03/04/96..............................     20,800,000      20,601,903
    6.070%, 01/05/96..............................     14,300,000      14,292,767
  General Electric Capital Corp.,
    5.580%, 04/08/96-04/09/96.....................     10,000,000       9,848,565
    5.660%, 02/08/96..............................     36,000,000      35,790,580

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  General Motors Acceptance Corp.,
    5.650%, 02/09/96..............................  $   4,261,000  $    4,235,588
    5.750%, 02/20/96..............................      9,000,000       8,929,563
    5.800%, 02/09/96..............................     20,000,000      19,877,556
  Goldman Sachs Group L.P,
    6.050%, 01/11/96-01/12/96.....................     22,000,000      21,964,540
  GTE Corp.,
    5.870%, 01/19/96..............................      4,000,000       3,988,912
    5.950%, 01/29/96..............................      4,544,000       4,523,722
    5.970%, 01/30/96-01/31/96.....................      7,491,000       7,455,719
  Hanson Finance, PLC,
    5.650%, 02/29/96..............................      8,000,000       7,927,178
    5.700%, 01/26/96-02/08/96.....................     19,389,000      19,296,480
  McKenna Triangle National Corp.,
    5.750%, 01/16/96..............................      3,831,000       3,822,433
  Merrill Lynch & Co., Inc.,
    5.750%, 01/26/96..............................     21,000,000      20,919,500
  Mitsubishi International Corp.,
    5.780%, 01/29/96..............................      2,500,000       2,489,163
    5.810%, 01/23/96..............................      4,200,000       4,185,766
  Morgan Stanley Group, Inc.,
    5.750%, 01/25/96..............................     34,000,000      33,875,097
  NYNEX Corporation,
    5.800%, 01/19/96..............................      2,000,000       1,994,522
    5.820%, 01/09/96-01/16/96.....................      6,000,000       5,990,947
  PHH Corporation,
    5.830%, 01/23/96..............................      3,000,000       2,989,798
  PNC Funding Corp,
    5.730%, 02/08/96..............................      2,000,000       1,988,222
  Preferred Receivables Funding Corp.,
    5.680%, 02/07/96..............................      7,150,000       7,109,388
    5.850%, 01/17/96..............................     15,000,000      14,963,438
  Riverwood Funding Corp.,
    5.680%, 02/16/96..............................      4,000,000       3,971,600
  Sears Roebuck Acceptance Corp.,
    5.720%, 02/26/96..............................     11,000,000      10,903,872
  Special Purpose A/R Cooperative Corp.,
    5.750%, 01/24/96..............................      4,000,000       3,985,944
    5.780%, 01/24/96..............................      3,000,000       2,989,403
  Transamerica Corp.,
    5.780%, 01/19/96..............................     16,072,000      16,028,132
  Whirlpool Corp.,
    5.800%, 01/23/96..............................      2,000,000       1,993,233
  Whirlpool Financial Corp.,
    5.710%, 03/04/96..............................     18,972,000      18,785,431
    5.800%, 02/02/96..............................      1,300,000       1,293,507
                                                                   --------------
                                                                      633,522,203
                                                                   --------------
TERM NOTES -- 5.6%
  Associates Corp. of North America,
    8.800%, 03/01/96..............................      2,000,000       2,007,278
  Bank of America,
    5.79%, 01/16/96, Tranche #TR00034.............      2,000,000       1,999,992
  Bank One Indianapolis N.A.,
    7.180%, 02/05/96, Tranche #TR00002............      6,000,000       6,002,187
  Bayerische Hypotheken,
    5.770%, 01/23/96..............................      4,000,000       3,999,789
  Beneficial Corp.,
    5.25%, 01/23/96, Tranche #TR00776.............      5,000,000       4,999,220

                                       B6

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  Exxon Capital Corp.,
    7.875%, 04/15/96..............................  $   5,500,000  $    5,527,256
  First Union National Bank of North Carolina,
    5.800%, 01/31/96..............................     13,000,000      13,000,000
  Ford Motor Credit Co.,
    5.000%, 03/25/96..............................      4,000,000       3,991,407
    8.900%, 04/08/96..............................      4,300,000       4,332,346
    9.850%, 02/27/96..............................      5,000,000       5,024,368
  General Motors Acceptance Corp.,
    %5.70%, 10/20/97..............................      8,000,000       7,996,425
    6.300%, 02/02/96, Tranche #TR00646............      2,000,000       2,000,418
    8.250%, 08/01/96..............................      2,000,000       2,024,935
  %Merrill Lynch & Co., Inc.,
    5.929%, 09/13/96, Tranche #TR00197............     27,000,000      26,994,526
  NationsBank of Texas, N.A.,
    7.000%, 02/06/96, Tranche #TR00037............     40,000,000      40,002,205
    7.300%, 01/26/96, Tranche #TR00043............      4,000,000       4,001,092
    7.550%, 01/09/96, Tranche #TR00050............      8,500,000       8,501,291
  %Norwest Corp.,
    5.929%, 05/23/96, Tranche #TR00176............      5,500,000       5,499,923
  %Salomon, Inc.,
    6.725%, 02/14/96..............................     25,000,000      25,000,000
  %SMM Trust,
    5.937%, 12/16/96..............................     27,000,000      26,997,556
  Society National Bank,
    6.000%, 04/25/96, Tranche #TR00010............      1,940,000       1,940,000
  Student Loan Marketing Association,
    %5.20%, 08/09/96..............................      7,650,000       7,641,227
    %5.22%, 02/08/96..............................      3,000,000       2,999,276
  USX Corp.,
    6.562%, 02/15/96..............................      7,500,000       7,502,619
                                                                   --------------
                                                                      219,985,336
                                                                   --------------
PROMISSORY NOTES -- 0.3%
  %Lehman Brothers Holdings, Inc.,
    6.142%, 05/29/96..............................     10,000,000      10,000,000
                                                                   --------------

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
REPURCHASE AGREEMENTS -- 1.0%
  Joint Repurchase Agreement Account,
    5.839%, 01/02/96..............................  $  43,210,000  $   43,210,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS.....................................   1,051,312,715
                                                                   --------------
OTHER ASSETS -- 0.7%
  (net of liabilities)...........................................      27,992,965
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $3,940,774,265
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR                 American Depository Receipt
    C.D.                Certificates of Deposit
    L.P.                Limited Partnership
    M.T.N.              Medium Term Note
    PLC                 Public Limited Company (British Corporation)
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)

**Indicates a restricted security; the aggregate cost of the restricted securities is $96,403,735. The aggregate value, $96,894,639 is approximately 2.5% of net assets. (See Note 2)

+No dividend was paid on this security during the 12 months ending December
 31, 1995.

%Indicates a variable rate security.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C5.

                                       B7

                    AGGRESSIVELY MANAGED FLEXIBLE PORTFOLIO

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 60.3%                                 SHARES          VALUE
                                                    -------------  --------------
AEROSPACE -- 1.9%
  Boeing Co.......................................        582,600  $   45,661,275
  +Coltec Industries, Inc.........................        503,800       5,856,675
  United Technologies Corp........................        300,000      28,462,500
                                                                   --------------
                                                                       79,980,450
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.8%
  Chrysler Corp...................................        870,000      48,176,250
  General Motors Corp. (Class 'E' Stock)..........        542,400      28,204,800
                                                                   --------------
                                                                       76,381,050
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 3.9%
  Bank of New York Company, Inc...................      1,000,000      48,750,000
  J.P. Morgan & Co., Inc..........................        550,000      44,137,500
  NationsBank Corp................................        568,800      39,602,700
  Norwest Corp....................................        997,800      32,927,400
  UJB Financial Company...........................        120,200       4,297,150
                                                                   --------------
                                                                      169,714,750
                                                                   --------------
CHEMICALS -- 2.4%
  Agrium, Inc.....................................        907,300      40,828,500
  Arcadian Corp...................................        694,200      13,450,125
  E.I. Du Pont de Nemours & Co....................        600,000      41,925,000
  +McWhorter Technologies, Inc....................         35,000         516,250
  +Mississippi Chemical Corp......................        324,700       7,549,275
                                                                   --------------
                                                                      104,269,150
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.7%
  IMC Global, Inc.................................        703,500      28,755,563
                                                                   --------------
COMMUNICATIONS -- 0.1%
  Infinity Broadcasting Corp. (Class 'A' Stock)...         86,400       3,218,400
                                                                   --------------
COMPUTER SERVICES -- 3.1%
  Automatic Data Processing, Inc..................        740,400      54,974,700
  +Bay Networks, Inc..............................        400,000      16,450,000
  +Cisco Systems, Inc.............................        202,700      15,126,488
  First Data Corp.................................        422,500      28,254,687
  +Sun Microsystems, Inc..........................        350,000      15,968,750
                                                                   --------------
                                                                      130,774,625
                                                                   --------------
COSMETICS & SOAPS -- 0.6%
  Procter & Gamble Co.............................        325,000      26,975,000
                                                                   --------------
DIVERSIFIED GAS -- 0.4%
  Cross Timbers Oil Co............................      1,010,000      17,801,250
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.6%
  International Business Machines Corp............        290,500      26,653,375
                                                                   --------------
DRUGS AND HOSPITAL SUPPLIES -- 3.5%
  American Home Products Corp.....................        448,100      43,465,700
  Baxter International, Inc.......................        725,000      30,359,375
  Genzyme Corp....................................        168,700      10,522,664
  Pharmacia & Upjohn, Inc.........................      1,100,000      42,625,000
  Schering-Plough Corp............................        400,000      21,900,000
                                                                   --------------
                                                                      148,872,739
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.6%
  Baldor Electric Co..............................        602,460      12,124,508
  Belden, Inc.....................................        519,900      13,387,425
                                                                   --------------
                                                                       25,511,933
                                                                   --------------
ELECTRONICS -- 2.6%
  +ADT Ltd........................................      1,641,200      24,618,000
  Emerson Electric Co.............................        600,000      49,050,000

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Hewlett-Packard Co..............................        175,000  $   14,656,250
  Teleflex, Inc...................................        500,000      20,500,000
                                                                   --------------
                                                                      108,824,250
                                                                   --------------
FINANCIAL SERVICES -- 3.6%
  Dean Witter, Discover and Co....................        800,000      37,600,000
  Federal Home Loan Mortgage Corp.................        684,700      57,172,450
  Manufactured Home Communities, Inc..............         59,300       1,037,750
  MBNA Corp.......................................        981,100      36,178,063
  Morgan Stanley Group, Inc.......................        300,000      24,187,500
                                                                   --------------
                                                                      156,175,763
                                                                   --------------
FOODS -- 2.8%
  Nabisco Holdings Corporation (Class 'A'
    Stock)........................................        564,000      18,400,500
  Philip Morris Companies, Inc....................        600,000      54,300,000
  Pioneer Hi-Bred International, Inc..............        808,400      44,967,250
                                                                   --------------
                                                                      117,667,750
                                                                   --------------
FOREST PRODUCTS -- 1.4%
  Kimberly-Clark Corp.............................        277,800      22,987,950
  Willamette Industries, Inc......................        686,000      38,587,500
                                                                   --------------
                                                                       61,575,450
                                                                   --------------
HEALTHCARE -- 0.3%
  +Sybron International Corp......................        520,400      12,359,500
                                                                   --------------
HOSPITAL MANAGEMENT -- 1.7%
  Columbia/HCA Healthcare Corp....................        498,362      25,291,872
  Guidant Corp....................................        307,486      12,991,284
  +Health Care and Retirement Corp................        590,800      20,678,000
  +Tenet Healthcare Corp..........................        583,600      12,109,700
                                                                   --------------
                                                                       71,070,856
                                                                   --------------
INSURANCE -- 4.2%
  American International Group, Inc...............        657,700      60,837,250
  CIGNA Corp......................................        125,000      12,906,250
  General Re Corp.................................        215,000      33,325,000
  Mid Ocean Ltd Ordinary Shares...................        525,000      19,490,625
  NAC Re Corp.....................................        277,400       9,986,400
  TIG Holdings, Inc...............................        268,500       7,652,250
  W.R. Berkley Corp...............................        610,000      32,787,500
                                                                   --------------
                                                                      176,985,275
                                                                   --------------
LEISURE -- 2.3%
  +Argosy Gaming Co...............................         30,500         232,563
  +Bally Entertainment Corp.......................      1,946,000      27,244,000
  Carnival Corp. (Class 'A' Stock)................      1,100,000      26,812,500
  Hasbro, Inc.....................................        500,000      15,500,000
  +Mirage Resorts, Inc............................        632,200      21,810,900
  Royal Caribbean Cruise, Ltd.....................        233,800       5,143,600
                                                                   --------------
                                                                       96,743,563
                                                                   --------------
MACHINERY -- 0.7%
  +Thermo Fibertek, Inc...........................        149,350       3,379,044
  +Varity Corp....................................        658,400      24,443,100
                                                                   --------------
                                                                       27,822,144
                                                                   --------------
MEDIA -- 2.8%
  Comcast Corp. (Class 'A' Stock).................        830,400      14,635,800
  Shaw Communications, Inc. (Class 'B' Stock).....        703,700       4,448,072
  +Tele-Communications, Inc. (Series 'A' Stock)...      1,934,400      38,446,200

                                       B8

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Tele-Communications, Inc. (Series 'A' Stock)....        483,600  $   12,996,750
  +Viacom, Inc. (Class 'B' Stock).................        994,500      47,114,438
                                                                   --------------
                                                                      117,641,260
                                                                   --------------
MINERAL RESOURCES -- 2.3%
  Pittston Services Group.........................        350,000      10,981,250
  Potash Corp. of Saskatchewan, Inc...............        608,300      43,113,263
  +Sante Fe Pacific Gold Corp.....................        974,000      11,809,750
  Vigoro Corp.....................................        533,100      32,918,925
                                                                   --------------
                                                                       98,823,188
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 4.2%
  +American Business Information, Inc.............        510,150       9,884,156
  General Electric Co.............................        327,300      23,565,600
  Illinois Tool Works, Inc........................        710,000      41,890,000
  Libbey, Inc.....................................        521,700      11,738,250
  Martin Marietta Materials, Inc..................        647,600      13,356,750
  Modine Manufacturing Co.........................        289,100       6,938,400
  Pentair, Inc....................................        263,200      13,094,200
  TJ International, Inc...........................        539,700       9,984,450
  Tyco International Ltd..........................        687,600      24,495,750
  York International Corp.........................        500,000      23,500,000
                                                                   --------------
                                                                      178,447,556
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.3%
  +DeVRY, Inc.....................................        529,200      14,288,400
                                                                   --------------
PETROLEUM -- 1.8%
  Exxon Corp......................................        410,000      32,851,250
  Royal Dutch Petroleum Co., ADR..................        300,000      42,337,500
                                                                   --------------
                                                                       75,188,750
                                                                   --------------
PETROLEUM SERVICES -- 1.3%
  Baker Hughes, Inc...............................        581,700      14,178,938
  Halliburton Co..................................        267,200      13,527,000
  Total SA, ADR...................................        757,500      25,755,000
                                                                   --------------
                                                                       53,460,938
                                                                   --------------
RAILROADS -- 1.6%
  Illinois Central Corp...........................        682,000      26,171,750
  Norfolk Southern Corp...........................        549,400      43,608,625
                                                                   --------------
                                                                       69,780,375
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.7%
  Crescent Real Estate Equities, Inc..............        492,600      16,809,975
  Duke Realty Investments, Inc....................        444,800      13,955,600
                                                                   --------------
                                                                       30,765,575
                                                                   --------------
RETAIL -- 2.2%
  Dollar General Corporation......................        600,000      12,450,000
  +Federated Department Stores, Inc...............      1,500,000      41,250,000
  Harcourt General, Inc...........................        320,500      13,420,938
  Nine West Group.................................        350,000      13,125,000
  Office Depot, Inc...............................        700,000      13,825,000
                                                                   --------------
                                                                       94,070,938
                                                                   --------------
TELECOMMUNICATIONS -- 2.5%
  +Airtouch Communications, Inc...................        641,100      18,111,075
  AT&T Corp.......................................        350,000      22,662,500
  MCI Communications Corp.........................      1,000,000      26,125,000
  SBC Communications, Inc.........................        475,000      27,312,500
  TCA Cable TV, Inc...............................        494,300      13,655,038
                                                                   --------------
                                                                      107,866,113
                                                                   --------------
TEXTILES -- 0.0%
  Unifi, Inc......................................         90,000       1,991,250
                                                                   --------------

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
TOBACCO -- 1.4%
  RJR Nabisco Holdings Corp.......................      1,905,000  $   58,816,875
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $2,074,306,562)..........................................   2,569,274,054
                                                                   --------------

                                                                       MARKET
PREFERRED STOCKS -- 0.7%                               SHARES          VALUE
                                                    -------------  --------------
LEISURE -- 0.2%
  Bally Entertainment Corporation (Conv.).........        600,000       8,175,000
                                                                   --------------
MEDIA -- 0.5%
  News Corp., Ltd., ADR...........................      1,140,000      21,945,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (Cost $24,005,010).............................................      30,120,000
                                                                   --------------

                                                         PAR           MARKET
LONG-TERM BONDS -- 26.3%                                VALUE          VALUE
                                                    -------------  --------------
FINANCIAL -- 7.0%
  Advanta Corp.,
    5.125%, 11/15/96..............................  $   9,000,000  $    8,949,240
  Advanta National Bank, CD,
    6.140%, 02/28/97..............................     17,000,000      17,174,760
  Allmerica Financial Corp.,
    7.625%, 10/15/25..............................      7,200,000       7,564,968
  Banc One Credit Card Master Trust,
    7.750%, 12/15/99, Series 94-B Class B.........      5,000,000       5,189,050
  Capital One Bank, M.T.N.,
    6.740%, 05/31/99, Tranche #TR00038............     22,250,000      22,756,410
    8.125%, 02/27/98, Tranche #TR00032............      6,500,000       6,788,860
  Chase Manhattan Credit Card Master Trust,
    7.400%, 05/15/00, Series 1992-1...............      5,000,000       5,096,850
  Equitable Life Assurance Society,
    **6.950%, 12/01/05............................     10,000,000      10,143,750
  First USA Bank, M.T.N.,
    %6.237%, 10/16/97.............................     20,000,000      19,970,000
  Ford Motor Credit Co.,
    6.375%, 10/06/00..............................     13,500,000      13,744,350
  Ford Motor Credit, Co., M.T.N.,
    6.137%, 10/04/99..............................      6,250,000       6,265,313
    6.850%, 08/15/00..............................      8,500,000       8,823,255
  General Motors Acceptance Corp., M.T.N.,
    7.000%, 05/19/97, Tranche #TR00041............     10,000,000      10,189,300
    7.000%, 06/02/97, Tranche #TR00476............      6,000,000       6,116,460
    7.375%, 07/20/98, Tranche #TR00667............      4,500,000       4,681,035
    7.850%, 03/05/97, Tranche #TR00187............      3,200,000       3,282,176
    7.875%, 03/15/00..............................      5,000,000       5,366,600
  Marine Midland Bank N.A.,
    %5.812%, 09/27/96.............................      6,500,000       6,487,000
  MBNA Master Credit Card Trust,
    %6.370%, 01/15/02, Series 1994-1 Class A......      7,500,000       7,509,375

                                       B9

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  Okobank,
    **%7.387%, 10/29/49...........................  $   3,500,000  $    3,539,375
    %7.387%, 10/29/49.............................      9,000,000       9,101,250
    %7.375%, 09/27/49.............................     18,750,000      19,341,563
  Salomon, Inc., M.T.N.,
    5.470%, 09/22/97, Tranche #SR00504............     15,000,000      14,823,600
    5.790%, 11/26/97, Tranche #TR00571............      6,700,000       6,647,338
    5.880%, 07/29/97, Tranche #SR00456............      5,650,000       5,626,101
  Santander Financial Issuances, LTD.,
    7.250%, 11/01/15..............................     11,000,000      11,267,080
  Sears Roebuck Acceptance Corp.,
    6.750%, 09/15/05..............................     34,950,000      36,247,344
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.340%, 10/12/00, Tranche #TR00038............     10,000,000      10,158,900
  Standard Credit Card Master Trust,
    5.950%, 10/07/04, Series 1993-2A..............      4,500,000       4,463,415
  Westinghouse Credit Corp., M.T.N.,
    8.750%, 06/03/96, Tranche #TR00248............      3,330,000       3,350,846
                                                                   --------------
                                                                      300,665,564
                                                                   --------------
FOREIGN -- 5.1%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N.,
    **8.625%, 06/02/00, Tranche #TR00001..........      5,500,000       5,654,000
  Banco Ganadero, SA, M.T.N.,
    9.750%, 08/26/99..............................      2,300,000       2,357,500
    **9.750%, 08/26/99, Tranche #TR00001..........      5,000,000       5,125,000
  Banco Nacional de Comercio Exterior,
    7.500%, 07/01/00..............................      5,000,000       4,350,000
  Cemex, SA, M.T.N.,
    **9.500%, 09/20/01, Tranche #TR00010..........     12,500,000      11,375,000
  Compania Sud Americana de Vapores, SA,
    **7.375%, 12/08/03............................      5,650,000       5,565,250
  Controladora Commercial Mexicana, SA,
    8.750%, 04/21/98..............................     15,100,000      13,288,000
  Empresa Columbia de Petroleos,
    7.250%, 07/08/98..............................      8,250,000       8,208,750
  Empresas La Moderna, SA,
    10.250%, 11/12/97.............................      2,000,000       1,980,000
  Financiera Energetica Nacional,
    6.625%, 12/13/96..............................      5,100,000       5,100,000
  Financiera Energetica Nacional, M.T.N.,
    9.000%, 11/08/99..............................      2,000,000       2,097,500
    **9.000%, 11/08/99............................      5,375,000       5,637,031
  Fomento Economico Mexicano, SA,
    9.500%, 07/22/97..............................      6,300,000       6,244,875
  Grupo Embotellador Mexicana,
    **10.750%, 11/19/97...........................      8,020,000       7,999,950
  Grupo Televisa, SA,
    10.000%, 11/09/97.............................      4,000,000       3,920,000
  Hydro-Quebec,
    8.050%, 07/07/24..............................     17,100,000      19,524,096

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  Kansallis-Osake Pankki, N.Y.,
    **%8.650%, 12/29/49...........................  $   9,000,000  $    9,562,500
    9.750%, 12/15/98..............................     16,760,000      18,526,001
  New Zealand Government,
    9.875%, 01/15/11..............................      7,300,000       9,746,814
  Quebec, Province of Canada,
    7.500%, 07/15/02..............................      8,500,000       9,025,045
  Republic of Columbia,
    7.125%, 05/11/98..............................      2,700,000       2,720,250
    7.250%, 02/23/04..............................      4,100,000       3,932,884
    8.750%, 10/06/99..............................      4,925,000       5,206,316
  Republic of Italy,
    6.875%, 09/27/23..............................     15,000,000      14,648,250
  Republic of South Africa,
    9.625%, 12/15/99..............................     21,750,000      23,458,898
  Telekom Malaysia,
    **7.875%, 08/01/25............................      3,000,000       3,294,480
  United Mexican States,
    5.820%, 06/28/01..............................      1,375,000         990,000
    6.970%, 08/12/00..............................      2,300,000       1,840,000
    8.500%, 09/15/02..............................      6,925,000       6,024,750
                                                                   --------------
                                                                      217,403,140
                                                                   --------------
INDUSTRIAL -- 13.3%
  AMR Corp.,
    9.000%, 08/01/12..............................      5,000,000       5,638,850
    9.800%, 10/01/21..............................      5,000,000       5,944,000
  Auburn Hills Trust,
    12.000%, 05/01/20.............................     26,300,000      41,389,888
  Columbia Gas Systems,
    7.620%, 11/28/25..............................      6,500,000       6,616,935
  Columbia/HCA Healthcare Corp.,
    7.050%, 12/01/27..............................     21,200,000      21,339,284
    7.580%, 09/15/25, M.T.N., Tranche #TR00015....     10,000,000      10,723,200
  Comdisco, Inc.,
    7.250%, 04/15/98..............................     10,000,000      10,296,800
  Continental Cablevision, Inc.,
    **8.300%, 05/15/06............................      5,000,000       5,018,750
  Delta Air Lines, Inc.,
    9.250%, 03/15/22..............................      8,709,000      10,287,506
    9.750%, 05/15/21..............................     34,956,000      43,126,266
    9.875%, 01/01/98..............................      6,000,000       6,400,080
  Federated Dept Stores,
    8.125%, 10/15/02..............................     30,600,000      30,753,000
  Fleming Companies, Inc, M.T.N.,
    9.125%, 02/27/98, Tranche #TR00018............      6,000,000       6,259,800
    9.240%, 02/28/00, Tranche #TR00019............      5,000,000       5,367,700
  Fleming Companies, Inc.,
    10.625%, 12/15/01.............................     22,750,000      22,067,500
  Nabisco, Inc.,
    6.850%, 06/15/05..............................     10,000,000      10,156,000
  News America Holdings, Inc.,
    7.750%, 12/01/45..............................     53,000,000      53,685,820
    9.125%, 10/15/99..............................      5,000,000       5,526,900
  Oryx Energy Co.,
    9.300%, 05/01/96..............................      2,350,000       2,372,866
  Oryx Energy Co., M.T.N.,
    6.050%, 02/01/96, Tranche #TR00013............     10,500,000      10,496,850
  PT Alatief Freeport Financial Co.,
    9.750%, 04/15/01..............................      7,600,000       8,518,004

                                      B10

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  RJR Nabisco, Inc.,
    8.750%, 08/15/05..............................  $   3,000,000  $    3,072,930
  Rogers Cablesystems Ltd.,
    10.000%, 03/15/05, Series B...................      2,000,000       2,150,000
  Service Corp. International,
    7.000%, 06/01/15..............................      2,500,000       2,785,575
  TCI Communications, Inc.,
    8.750%, 08/01/15..............................     27,050,000      29,989,524
  Tele-Communications, Inc.,
    7.875%, 08/01/13..............................      5,250,000       5,399,678
    9.250%, 04/15/02..............................      5,000,000       5,680,900
    9.800%, 02/01/12..............................     13,000,000      15,589,210
  Time Warner Entertainment Co., L.P.,
    8.375%, 03/15/23-07/15/33.....................     28,250,000      30,234,433
  Time Warner Entertainment Co., L.P.,
    9.625%, 05/01/02..............................     14,140,000      16,379,352
  Time Warner, Inc.,
    7.750%, 06/15/05..............................     10,000,000      10,410,300
  Transco Energy Co.,
    9.125%, 05/01/98..............................     14,000,000      14,958,440
  United Air Lines, Inc.,
    9.750%, 08/15/21..............................     13,000,000      15,594,410
    10.670%, 05/01/04, Series A...................     21,750,000      26,236,590
    11.210%, 05/01/14, Series B...................      2,500,000       3,309,125
  Viacom, Inc.,
    7.625%, 01/15/16..............................     15,500,000      15,684,063
    7.750%, 06/01/05..............................     40,675,000      43,195,630
  Woolworth Corp,
    7.000%, 06/01/00..............................      2,084,000       2,120,637
                                                                   --------------
                                                                      564,776,796
                                                                   --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.9%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19.........................     11,800,000       2,546,204
  United States Treasury Notes,
    5.875%, 08/15/98-11/15/05, Series Y 1998......     14,200,000      14,445,580
    6.125%, 09/30/00..............................      3,500,000       3,605,000
    6.375%, 08/15/02, Series 2002.................     17,000,000      17,826,030
    6.500%, 05/15/05..............................      1,450,000       1,542,670
                                                                   --------------
                                                                       39,965,484
                                                                   --------------
TOTAL LONG-TERM BONDS
  (Cost $1,083,162,024)..........................................   1,122,810,984
                                                                   --------------

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 11.9%                        AMOUNT          VALUE
                                                    -------------  --------------
BANK-RELATED INSTRUMENTS -- 0.5%
  Abbey National Treasury Services, C.D. PLC,
    5.850%, 01/03/96..............................  $   5,000,000  $    5,000,001
  Abn-Amro Bank North America, C.D.,
    5.770%, 02/01/96..............................      1,000,000         999,969
  Banque Nationale De Paris, C.D.,
    5.780%, 01/17/96..............................      2,000,000       1,999,978
  Barclays Bank PLC, C.D.,
    5.700%, 02/13/96..............................      1,000,000         999,872
  Bayerische Hypotheken, C.D.,
    5.780%, 01/16/96..............................      1,000,000         999,983
    5.800%, 01/16/96..............................      2,000,000       1,999,995
    5.830%, 01/16/96..............................      3,000,000       3,000,023

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  Berliner Handels, C.D.,
    5.830%, 01/16/96..............................  $   2,000,000  $    2,000,008
  National Westminister Bank, C.D. PLC,
    5.810%, 01/12/96..............................      4,000,000       4,000,000
                                                                   --------------
                                                                       20,999,829
                                                                   --------------
COMMERCIAL PAPER -- 1.8%
  American Express Credit Corp.,
    5.590%, 03/15/96..............................      1,000,000         988,665
  American Home Products Corp.,
    5.680%, 03/07/96..............................      2,000,000       1,979,489
  American Honda Finance Corp.,
    5.750%, 02/08/96..............................      1,000,000         994,090
    5.850%, 01/12/96..............................      1,000,000         998,375
    5.900%, 01/29/96..............................      1,000,000         995,575
  Aristar, Inc.,
    5.770%, 02/05/96..............................      1,000,000         994,551
  Asset Securitization Cooperative Corp.,
    5.660%, 02/20/96..............................      3,000,000       2,976,888
  Associates Corp. of North America,
    5.680%, 02/12/96..............................      1,700,000       1,689,003
  Bradford & Bingley Building Society,
    5.680%, 02/06/96..............................      1,000,000         994,478
  Caterpillar Financial Services Corp.,
    5.670%, 02/27/96..............................      1,000,000         991,180
  Chase Manhattan Corp.,
    5.670%, 02/12/96..............................      1,000,000         993,543
  CIT Group Holdings, Inc.,
    5.670%, 02/05/96..............................      4,000,000       3,978,580
    5.780%, 01/25/96..............................      2,019,000       2,011,544
  Cogentrix of Richmond, Inc.,
    5.950%, 01/24/96..............................      1,869,000       1,862,204
  Countrywide Funding Corp.,
    5.870%, 01/22/96..............................      1,000,000         996,739
    6.000%, 01/22/96..............................      1,182,000       1,178,060
  Dean Witter Discover and Company,
    5.700%, 02/14/96..............................      1,000,000         993,192
  Finova Capital Corp.,
    5.970%, 01/25/96-01/26/96.....................      1,640,000       1,633,575
  First Union Corp.,
    5.710%, 02/09/96..............................      2,000,000       1,987,946
  Fleet Mortgage Group, Inc.,
    5.800%, 01/16/96..............................      1,000,000         997,744
  Ford Motor Credit Corp.,
    5.530%, 03/04/96..............................      1,600,000       1,584,762
  General Electric Capital Corp.,
    5.580%, 04/08/96-04/09/96.....................      2,000,000       1,969,775
    5.660%, 02/08/96..............................      4,000,000       3,976,731
  General Motors Acceptance Corp.,
    5.650%, 02/09/96..............................      1,232,000       1,224,652
    5.750%, 02/20/96..............................      1,000,000         992,174
    5.800%, 02/09/96..............................      2,000,000       1,987,756
  Goldman Sachs Group L.P,
    6.050%, 01/11/96-01/12/96.....................      2,000,000       1,996,807
  GTE Corp.,
    5.870%, 01/19/96..............................      1,000,000         997,228
    5.970%, 01/30/96..............................      1,009,000       1,004,315
  Hanson Finance, PLC,
    5.650%, 02/29/96..............................      1,565,000       1,550,754
    5.700%, 01/26/96-02/08/96.....................      3,265,000       3,249,110
  Merrill Lynch & Co. Inc,
    5.760%, 01/31/96..............................      2,000,000       1,990,720

                                      B11

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  Mitsubishi International Corp.,
    5.780%, 01/31/96..............................  $   1,000,000  $      995,344
  Morgan Stanley Group, Inc.,
    5.750%, 01/25/96..............................      5,000,000       4,981,632
  National Westminister Bank, PLC,
    5.800%, 01/31/96..............................      1,000,000       1,000,000
  Nynex Corp,
    5.820%, 01/10/96-01/16/96.....................      1,847,000       1,843,790
  PNC Funding Corp,
    5.730%, 02/08/96..............................      1,000,000         994,111
  Preferred Receivables Funding Corp.,
    5.650%, 02/06/96..............................      5,000,000       4,972,535
    5.700%, 02/12/96..............................      1,650,000       1,639,289
  Riverwoods Funding Corp,
    5.750%, 02/15/96..............................      1,000,000         992,972
  Sears Roebuck Acceptance Corp.,
    5.720%, 02/26/96..............................      4,000,000       3,965,044
  Special Purpose A/R Cooperative Corp,
    5.750%, 01/24/96..............................      1,000,000         996,486
  Transamerica Finance Group, Inc.,
    5.700%, 02/05/96..............................      1,000,000         994,617
  Whirlpool Corp.,
    5.710%, 03/04/96..............................      1,028,000       1,017,891
                                                                   --------------
                                                                       77,153,916
                                                                   --------------
TERM NOTES -- 1.6%
  Associates Corp. of North America,
    4.500%, 02/15/96..............................      3,200,000       3,191,504
    8.800%, 03/01/96..............................      2,000,000       2,007,278
  Bank One Indianapolis N.A.,
    7.180%, 02/05/96, Tranche #TR00002............      1,000,000       1,000,365
  First Union National Bank of North Carolina,
    5.800%, 01/31/96, Tranche #TR00037............      2,000,000       2,000,000
  Ford Motor Credit Co.,
    5.150%, 03/15/96, Tranche #TR00690............      2,000,000       1,994,761
    %6.082%, 06/17/96, Tranche #TR00826...........      1,000,000       1,001,128
    8.250%, 05/15/96..............................      2,300,000       2,320,274
  General Motors Acceptance Corp.,
    5.300%, 07/12/96, Tranche #TR00760............      1,500,000       1,495,485
    %5.700%, 10/20/97, Tranche #TR00065...........      1,000,000         999,553
  Merrill Lynch & Co., Inc.,
    %5.929%, 09/13/96, Tranche #TR00197...........      4,000,000       3,999,189
  NationsBank of Texas N.A.,
    7.000%, 02/06/96, Tranche #TR00050............      9,000,000       9,000,391
  Salomon, Inc.,
    %6.725%, 02/14/96.............................     25,000,000      25,000,000
  SMM Trust,
    %5.937%, 12/16/96.............................      6,375,000       6,374,423
  USX Corp.,
    6.562%, 02/15/96..............................      7,500,000       7,502,619
                                                                   --------------
                                                                       67,886,970
                                                                   --------------

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
PROMISSORY NOTES -- 0.0%
  Lehman Brothers Holdings, Inc.,
    6.142%, 05/29/96..............................  $   1,000,000  $    1,000,000
                                                                   --------------
REPURCHASE AGREEMENTS -- 7.9%
  Joint Repurchase Agreement Account,
    5.838%, 01/02/96 (See Note 4).................    335,658,000     335,658,000
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  Student Loan Marketing Association,
    %5.400%, 03/20/96.............................      3,455,000       3,454,967
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS.....................................     506,153,682
                                                                   --------------
OTHER ASSETS -- 0.8%
  (net of liabilities)...........................................      32,846,117
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $4,261,204,837
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR                 American Depository Receipt
    C.D.                Certificates of Deposit
    L.P.                Limited Partnership
    M.T.N.              Medium Term Note
    PLC                 Public Limited Company (British Corporation)
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)

**Indicates a restricted security; the aggregate cost of the restricted securities is $72,616,786. The aggregate value, $72,915,086 is approximately 1.7% of net assets. (See Note 2)

+No dividend was paid on this security during the 12 months ending December
 31, 1995.

%Indicates a variable rate security.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C5.

                                      B12

                    NOTES TO THE FINANCIAL STATEMENTS OF THE
       CONSERVATIVELY MANAGED FLEXIBLE AND AGGRESSIVELY MANAGED FLEXIBLE
                 PORTFOLIOS OF THE PRUDENTIAL SERIES FUND, INC.
          FOR THE YEARS ENDED DECEMBER 31, 1995 AND DECEMBER 31, 1994

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of sixteen Portfolios, each with a separate series of capital stock. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts issued by the Companies. The Portfolio options available to PRUvider contract owners are the Conservatively Managed Flexible and the Aggressively Managed Flexible Portfolios.

The shareholders of Pruco Life Series Fund, Inc. ("Pruco Fund") and the Series Fund approved the merger of the Pruco Fund into the Series Fund as of November 1, 1986. The merger combined five portfolios with identical investment strategies (including the Conservatively Managed Flexible and Aggressively Managed Flexible Portfolios) of the Pruco Fund with their counterpart in the Series Fund. The merger was effected by converting the net assets of the Pruco Fund at the merger date into shares of the Series Fund at the share price of that day and was accounted for as a pooling of interest.

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITIES VALUATION: Equity securities are valued at market. Securities traded on a national securities exchange are valued at the last sales price on such exchange as of the close of the New York Stock Exchange or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the securities are valued at the mean between the most recently quoted bid and asked prices, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. ("NASDAQ") are valued at the last sales price or if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determines prices by analysis of quality, coupon, maturity and other adjustment factors. Long-term bonds are valued at market, based on valuation prices by an independent pricing service which determines prices by analysis of quality, coupon, maturity and other adjustment factors. Short-term investments are valued at amortized cost, which with accrued interest approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant amortization of discount or premium to maturity. The interest rates shown for Commercial Paper, Promissory Notes, and certain U.S. Government Agency Obligations on the Schedules of Investments are the discount rates paid at the time of purchase. Any security for which a quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

The ability of issuers of debt securities held by specific Portfolios of the Series Fund to meet their obligations may be affected by economic developments in a specific country or industry.

Each portfolio, other than the Money Market Portfolio, may invest up to 15% of its net assets in securities which are subject to legal or contractual restrictions on resale or for which no readily available market exists ("restricted securities"). The Money Market Portfolio may invest up to 10% of its net assets in restricted securities. Restricted securities are valued pursuant to the valuation procedure noted above.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                       C1

DERIVATIVE FINANCIAL INSTRUMENTS: The Series Fund may engage in various portfolio strategies to seek increased returns by hedging the portfolios against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

OPTION WRITING: When the Series Fund sells an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated on the expiration date as gains from the sale of securities. As to options which are closed, the difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether a gain or loss has been realized.

The Series Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Series Fund's involvement in these financial instruments. Risks arise from the possible movements in foreign exchange rates and securities values underlying these instruments.

STOCK INDEX FUTURES: Portfolios of the Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of their equity portfolios through the use of stock index futures traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Upon entering into a futures contract, a Portfolio is required to pledge to the broker liquid assets equal to the minimum "initial margin," approximately 5% of the contract amount. The Portfolio further agrees to receive or pay to the broker an amount of cash equal to the futures contract's daily fluctuation in value. These receipts or payments are known as the "variation margin" and are recorded as unrealized gains or losses. When a futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

FOREIGN CURRENCY TRANSACTIONS:   The books  and records of  the Series Fund  are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the mid daily rate of exchange as reported by a major New York City bank;

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Since the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, it is not practical to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from change in the market prices of securities held at the end of the fiscal period. Similarly, it is not practical to isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equities sold during the fiscal year.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of government supervision and regulation of foreign security markets.

The bond components of the Conservatively Managed Flexible and Aggressively Managed Flexible Portfolios may each invest up to 20% of their assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. Further, the Aggressively Managed Flexible Portfolio may invest up to 30% of its total assets in debt and equity securities denominated in a foreign currency and issued by foreign or domestic issuers.

Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from holding of foreign currencies; currency gains or losses realized between the trade and settlement dates on security transactions; and the difference between the amounts of the dividends and foreign taxes

                                       C2
recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of unrealized loss on foreign currencies.

FORWARD FOREIGN EXCHANGE CONTRACTS: The Series Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Series Fund's records. However, the effect on operations is recorded from the date the Series Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Long-term security and option transactions are recorded on the first business day following the trade date, except that transactions on the last business day of the reporting cycle are recorded on that date. Short-term security and futures transactions are recorded on trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

DISTRIBUTIONS AND TAXES: The Portfolios of the Series Fund intend to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Series Fund of Federal income taxes. To so qualify, the Series Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carry forward.

EXPENSES: Each Portfolio pays for certain expenses incurred in its individual operation, and also pays a portion of the Series Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios.

The Series Fund has an arrangement with Chemical Banking Corporation, a custodian bank. On a daily basis, cash funds which are not invested earn a credit which is used to offset custody charges on a Portfolio basis. For the year ended December 31, 1995, the total of the credit used was:

Aggressively Managed Flexible Portfolio.......................  $   3,202

NOTE 3:  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT AND ACCOUNTING FEES: Pursuant to an investment advisory agreement (the "Agreement"), The Prudential receives an investment management fee, calculated daily, at an effective annual rate of 0.55% of the average daily net assets of the Conservatively Managed Flexible Portfolio and 0.60% of the average daily net assets of the Aggressively Managed Flexible Portfolio. Under the Agreement, The Prudential has agreed to refund to a portfolio the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets.

DIRECTORS' EXPENSES: The Series Fund pays for the fees and expenses of those members of the Series Fund's Board of Directors who are not officers or employees of The Prudential or its affiliates.

BROKERAGE COMMISSIONS: For the year ended December 31, 1995, Prudential Securities Inc., an indirect, wholly-owned subsidiary of The Prudential, earned $899,739 in brokerage commissions from Portfolio transactions executed on behalf of the Series Fund.

NOTE 4:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided investment in the joint repurchase agreement account represented, in principal, $1,312,614,000 as of December 31, 1995. The Portfolios of the Series Fund with cash invested in the joint account had the following percentage participation in the account:

Conservatively Managed Flexible Portfolio.....................       3.29%
Aggressively Managed Flexible Portfolio.......................      25.57%
All other portfolios (currently not available to PRUvider)....      71.14%
                                                                ----------
                                                                   100.00%

                                       C3

As of such date, each repurchase agreement in the joint account and the collateral thereof were as follows:

Bear Stearns Repurchase Agreement, dated 12/29/95, in the principal amount of $43,000,000, repurchase price $43,027,710, due 1/2/96; collateralized by $5,190,000 U.S. Treasury Notes, 6.25%, due 8/31/00; $38,036,000 U.S. Treasury
Notes, 5.50%, due 4/30/96.

Goldman Sachs Repurchase Agreement, dated 12/29/95, in the principal amount of $418,000,000, repurchase price $418,270,770, due 1/2/96; collateralized by $339,980,000 U.S. Treasury Bonds, 7.875%, due 2/15/21.

J.P. Morgan Securities Repurchase Agreement, dated 12/29/95, in the principal amount of $300,000,000, repurchase price $300,193,333, due 1/2/96;
collateralized by $50,000,000 U.S. Treasury Notes, 7.625%, due 4/30/96; $53,212,000 U.S. Treasury Notes, 7.0%, due 4/15/99; $51,060,000 U.S. Treasury
Notes, 5.125%,  due  11/30/98;  $49,755,000 U.S.  Treasury  Notes,  6.875%,  due
7/31/99;  $37,947,000 U.S. Treasury Notes, 6.125%, due 5/31/00; $52,695,000 U.S.
Treasury Notes, 6.0%, due 8/31/97.

Morgan Stanley and Company Repurchase Agreement, dated 12/29/95, in the principal amount of $418,000,000, repurchase price $418,273,552, due 1/2/96; collateralized by $300,000,000 U.S. Treasury Notes, 6.75%, due 4/30/00; $108,300,000 U.S. Treasury Notes, 5.125%, due 11/30/98.

Salomon Brothers Repurchase Agreement, dated 12/29/95, in the principal amount of $75,000,000, repurchase price $75,048,748, due 1/2/96; collateralized by $8,717,000 U.S. Treasury Notes, 7.25%, due 11/30/96; $26,000,000 U.S. Treasury
Notes, 6.125%, due 5/15/98; $40,000,000 U.S. Treasury Notes, 5.75%, due 9/30/97.

Smith Barney Repurchase Agreement,  dated 12/29/95, in  the principal amount  of
$58,614,000,   repurchase  price  $58,651,447,  due  1/2/96;  collateralized  by
$62,440,000 U.S. Treasury Bills, 5.75%, due 10/17/96.

NOTE 5:  PURCHASE AND SALE OF SECURITIES

The aggregate cost of purchase and the proceeds from the sales of securities (excluding short-term issues) for the year ended December 31, 1995 were as follows:

Cost of Purchases:

                                  CONSERVATIVELY   AGGRESSIVELY
                                     MANAGED         MANAGED
                                     FLEXIBLE        FLEXIBLE
                                  --------------  --------------
Debt Securities.................  $4,882,722,531  $4,212,735,834
Equity Securities...............  $ 480,812,048   $1,827,087,395

Proceeds From Sales:

                                  CONSERVATIVELY   AGGRESSIVELY
                                     MANAGED         MANAGED
                                     FLEXIBLE        FLEXIBLE
                                  --------------  --------------
Debt Securities.................  $4,679,687,138  $4,084,931,841
Equity Securities...............  $ 428,286,138   $1,842,532,499

The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments as of December 31, 1995 were as follows:

                                  CONSERVATIVELY   AGGRESSIVELY
                                     MANAGED         MANAGED
                                     FLEXIBLE        FLEXIBLE
                                  --------------  --------------
Gross Unrealized Appreciation...  $ 378,149,704   $ 568,373,680
Gross Unrealized Depreciation...    (88,299,605 )   (27,642,238 )
Total Net Unrealized............    289,850,099     540,731,442
Tax Basis.......................  3,622,931,201   3,687,627,278

                                       C4

NOTE 6:  FINANCIAL HIGHLIGHTS

The  following average  per share data,  ratios and  supplemental information by
Portfolio  have  been  derived  from  information  provided  in  the   financial
statements.

                                                              CONSERVATIVELY MANAGED FLEXIBLE
                           -----------------------------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88  01/01/87   01/01/86
                              TO         TO        TO        TO        TO        TO        TO        TO        TO         TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87   12/31/86*
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net Asset Value at
  beginning of year......  $14.095    $14.905   $14.243   $14.318   $13.060   $13.361   $12.295   $11.889   $ 12.571   $ 12.173
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Income From Investment
  Operations:
Net investment income....    0.635      0.528     0.486     0.558     0.687     0.821     0.891     0.773      0.656      0.652
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investmentss...........    1.775     (0.679)    1.229     0.410     1.738    (0.143)    1.155     0.424     (0.399)     1.046
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
    Total from investment
    operations...........    2.410     (0.151)    1.715     0.968     2.425     0.678     2.046     1.197      0.257      1.698
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.643)    (0.505)   (0.468)   (0.533)   (0.668)   (0.812)   (0.887)   (0.791)    (0.709)    (0.517)
Distributions from net
  realized gains.........   (0.553)    (0.154)   (0.585)   (0.510)   (0.499)   (0.167)   (0.093)    0.000     (0.230)    (0.783)
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
    Total
    distributions........   (1.196)    (0.659)   (1.053)   (1.043)   (1.167)   (0.979)   (0.980)   (0.791)    (0.939)    (1.300)
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net increase (decrease)
  in Net Asset Value.....    1.214     (0.810)    0.662    (0.075)    1.258    (0.301)    1.066     0.406     (0.682)     0.398
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net Asset Value at end of
  year...................  $15.309    $14.095   $14.905   $14.243   $14.318   $13.060   $13.361   $12.295   $ 11.889   $ 12.571
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Total Investment Rate of
  Return:**..............    17.27 %    (0.97 %)   12.20 %    6.95 %   19.07 %    5.27 %   16.99 %   10.19 %     1.54 %    14.17 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........  $3,940.8   $3,501.1  $3,103.2  $2,114.0  $1,500.0  $1,100.2   $976.0    $815.6     $803.9     $375.4
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.58 %     0.61 %    0.60 %    0.62 %    0.63 %    0.65 %    0.64 %    0.65 %     0.66 %     0.64 %
Ratio of net investment
  income to average net
  assets.................     4.19 %     3.61 %    3.22 %    3.88 %    4.89 %    6.21 %    6.81 %    6.22 %     5.05 %     5.10 %
Portfolio turnover
  rate...................   200.68 %   125.18 %   79.46 %   62.07 %  115.35 %   44.04 %  153.92 %  110.67 %   140.69 %   207.78 %
Number of shares
  outstanding at end of
  period (in millions)...    257.4      248.4     208.2     148.4     104.8      84.2      73.0      66.3       67.6       29.9


                                                               AGGRESSIVELY MANAGED FLEXIBLE
                           -----------------------------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88  01/01/87   01/01/86
                              TO         TO        TO        TO        TO        TO        TO        TO        TO         TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87   12/31/86*
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net Asset Value at
  beginning of year......  $15.496    $16.957   $16.005   $16.288   $13.996   $14.446   $13.123   $12.326   $ 13.555   $ 12.810
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Income From Investment
  Operations:
Net investment income....    0.564      0.473     0.566     0.583     0.650     0.715     0.813     0.724      0.577      0.611
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    3.149     (1.021)    1.882     0.607     2.809    (0.466)    1.989     0.840     (0.753)     1.342
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
    Total from investment
    operations...........    3.713     (0.548)    2.448     1.190     3.459     0.249     2.802     1.564     (0.176)     1.953
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.560)    (0.451)   (0.567)   (0.559)   (0.654)   (0.699)   (0.813)   (0.767)    (0.673)    (0.456)
Distributions from net
  realized gains.........   (0.790)    (0.462)   (0.929)   (0.914)   (0.513)    0.000    (0.666)    0.000     (0.380)    (0.752)
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
    Total
    distributions........   (1.350)    (0.913)   (1.496)   (1.473)   (1.167)   (0.699)   (1.479)   (0.767)    (1.053)    (1.208)
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net increase (decrease)
  in Net Asset Value.....    2.363     (1.461)    0.952    (0.283)    2.292    (0.450)    1.323     0.797     (1.229)     0.745
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net Asset Value at end of
  year...................  $17.859    $15.496   $16.957   $16.005   $16.288   $13.996   $14.446   $13.123   $ 12.326   $ 13.555
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Total Investment Rate of
  Return:**..............    24.13 %    (3.16 %)   15.58 %    7.61 %   25.43 %    1.91 %   21.77 %   12.83 %    (1.83 %)    15.48 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........  $4,261.2   $3,481.5  $3,292.2  $2,435.6  $1,990.7  $1,507.8  $1,386.5  $1,103.9  $1,062.4     $593.6
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.63 %     0.66 %    0.66 %    0.67 %    0.67 %    0.69 %    0.69 %    0.70 %     0.71 %     0.67 %
Ratio of net investment
  income to average net
  assets.................     3.30 %     2.90 %    3.30 %    3.63 %    4.23 %    5.13 %    5.66 %    5.52 %     4.09 %     4.43 %
Portfolio turnover
  rate...................   173.30 %   123.63 %   62.99 %   59.03 %   93.13 %   51.87 %  141.04 %  128.45 %   123.83 %   133.76 %
Number of shares
  outstanding at end of
  period (in millions)...    238.6      224.7     194.1     152.2     122.2     107.7      96.0      84.1       86.2       43.8

  All calculations are based on average month-end shares outstanding, where applicable.

 *The per share information of the Portfolios of The Prudential Series Fund, Inc. has not been restated to reflect the operations of the Pruco Life Series Fund, Inc. prior to the November 1, 1986 merger.

**Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

                                       C5

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of The Prudential Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aggressively Managed Flexible and Conservatively Managed Flexible Portfolios (two of the portfolios comprising The Prudential Series Fund, Inc.), as of December 31, 1995, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of The Prudential Series Fund, Inc. as of December 31, 1995, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                       D1

                            FINANCIAL STATEMENTS OF
                PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 1995

                                                                             SUBACCOUNTS
                                                                    ------------------------------

                                                                     AGGRESSIVELY   CONSERVATIVELY
                                                                       MANAGED         MANAGED
                                                        TOTAL          FLEXIBLE        FLEXIBLE
                                                    --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2]........  $  133,332,152  $   62,315,462  $   71,016,690
                                                    --------------  --------------  --------------
LIABILITIES
  Payable to Related Separate Account.............       1,252,693         610,140         642,553
                                                    --------------  --------------  --------------
NET ASSETS........................................  $  132,079,459  $   61,705,322  $   70,374,137
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $  132,070,650  $   61,705,322  $   70,365,328
  Equity of Pruco Life Insurance Company..........           8,809               0           8,809
                                                    --------------  --------------  --------------
                                                    $  132,079,459  $   61,705,322  $   70,374,137
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------

STATEMENTS OF OPERATIONS

For the year ended December 31, 1995

                                                                             SUBACCOUNTS
                                                                    ------------------------------

                                                                     AGGRESSIVELY   CONSERVATIVELY
                                                                       MANAGED         MANAGED
                                                        TOTAL          FLEXIBLE        FLEXIBLE
                                                    --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    4,403,550  $    1,728,237  $    2,675,313

EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....         976,867         441,801         535,066
                                                    --------------  --------------  --------------
NET INVESTMENT INCOME.............................       3,426,683       1,286,436       2,140,247
                                                    --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Capital gains distributions received............       4,905,965       2,529,393       2,376,572
  Net unrealized gain on investments..............      10,873,078       6,464,304       4,408,774
                                                    --------------  --------------  --------------
NET GAIN ON INVESTMENTS...........................      15,779,043       8,993,697       6,785,346
                                                    --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $   19,205,726  $   10,280,133  $    8,925,593
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------

                 SEE NOTES TO FINANCIAL STATEMENTS ON PAGE F1.
                                       E1

                            FINANCIAL STATEMENTS OF
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 1995 and 1994

                                                                                      SUBACCOUNTS
                                                     ------------------------------------------------------------------------------

                                                                              AGGRESSIVELY                   CONSERVATIVELY
                                                                                MANAGED                         MANAGED
                                                 TOTAL                          FLEXIBLE                        FLEXIBLE
                                     ------------------------------  ------------------------------  ------------------------------
                                          1995            1994            1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income............  $    3,426,683  $    1,869,327  $    1,286,436  $      690,992  $    2,140,247  $    1,178,335
  Capital gains distributions
    received.......................       4,905,965       1,439,356       2,529,393         951,248       2,376,572         488,108
  Realized loss on shares redeemed
    [average cost basis]...........               0          (2,077)              0          (1,569)              0            (508)
  Net unrealized gain (loss) on
    investments....................      10,873,078      (4,745,569)      6,464,304      (2,528,354)      4,408,774      (2,217,215)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........      19,205,726      (1,438,963)     10,280,133        (887,683)      8,925,593        (551,280)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....      27,226,200      48,924,502      13,702,273      21,856,622      13,523,927      27,067,880
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS........................      (1,873,938)        638,522        (910,613)        327,110        (963,325)        311,412
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE IN NET ASSETS.......      44,557,988      48,124,061      23,071,793      21,296,049      21,486,195      26,828,012

NET ASSETS:
  Beginning of year................      87,521,471      39,397,410      38,633,529      17,337,480      48,887,942      22,059,930
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................  $  132,079,459  $   87,521,471  $   61,705,322  $   38,633,529  $   70,374,137  $   48,887,942
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------  --------------  --------------

                 SEE NOTES TO FINANCIAL STATEMENTS ON PAGE F1.
                                       E2

                        NOTES TO FINANCIAL STATEMENTS OF
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
          FOR THE YEARS ENDED DECEMBER 31, 1995 AND DECEMBER 31, 1994

NOTE 1:  GENERAL

Pruco Life PRUvider Variable Appreciable Account (the "Account") was established on July 10, 1992 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("The Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are two subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by The Prudential.

NOTE 2:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1995 were as follows:

                                           PORTFOLIOS
                                 -------------------------------
                                  AGGRESSIVELY   CONSERVATIVELY
           PORTFOLIO                MANAGED          MANAGED
          INFORMATION               FLEXIBLE        FLEXIBLE
-------------------------------  --------------  ---------------
Number of shares:                     3,489,240       4,638,958
Net asset value per share:       $      17.8593   $     15.3088
Cost:                            $   58,735,222   $  69,246,171

NOTE 3:  CHARGES AND EXPENSES

A.  Mortality Risk and Expense Risk Charges

    The mortality risk and expense risk charges at an effective annual rate of 0.90% are applied daily against the net assets representing equity of Contract owners held in each subaccount.

B.  Deferred Sales Charge

    A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits.

C.  Partial Withdrawal Charge

    The partial withdrawal of the cash surrender value from certain variable life insurance contracts invokes a charge of $15.

NOTE 4:  TAXES

The operations of the subaccounts form a part of, and are taxed with, the operations of Pruco Life. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the Contract owners are not taxed to Pruco Life. As a result, the net asset values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts.

NOTE 5:  NET INCREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

The increase in net assets resulting from surplus transfers represents the net contributions (withdrawals) of Pruco Life to the Account.

                                       F1

                          INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
Pruco Life PRUvider Variable Appreciable
Account and the Board of Directors
of Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying statements of net assets of Pruco Life PRUvider Variable Appreciable Account of Pruco Life Insurance Company (comprising, respectively, the Aggressively Managed Flexible and Conservatively Managed Flexible subaccounts) as of December 31, 1995, and the related statements of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Pruco Life PRUvider Variable Appreciable Account as of December 31, 1995, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                       G1

                              REPORT OF MANAGEMENT

    The accompanying financial statements and all information in the annual report are the responsibility of management of Pruco Life Insurance Company (the Company) and the Prudential Series Fund Inc. (the Series Fund). They have been prepared in conformity with generally accepted accounting principles. The statements necessarily include amounts based on management's best estimates and judgments. Information presented in one section of the annual report is consistent with information dealing with the same or substantially similar subject matter presented elsewhere in the annual report.

    The systems of internal controls for the Series Fund and the Company's Variable Insurance and Annuity Accounts under Variable Life Insurance and Variable Annuity products are integral parts of those for the Company. As such, management depends upon the Company's systems of internal controls in meeting its responsibilities for reliable financial statements. These systems are designed to provide reasonable assurance that assets are safeguarded and that transactions are properly recorded and executed in accordance with management's authorization. The concept of reasonable assurance is based on the premise that the cost of internal controls should not exceed the benefits derived. The control environment is enhanced by the selection and training of competent management, a business ethics policy demanding the highest standards of conduct by employees in carrying out the Company's affairs, organizational arrangements that provide for segregation of duties and delegation of authority, and the communication of accounting and operating policies and procedures throughout the organization. In addition, the Company uses the services of The Prudential's professional staff of internal auditors who monitor the control structure through periodic reviews and tests of the control aspects of accounting, financial and operating activities. The internal auditors coordinate their program with that of the independent certified public accountants.

    The financial statements have been audited by Deloitte & Touche, independent auditors. The independent auditor's reports, which appear in this annual report, each express an independent professional opinion on the fairness of presentation of management's financial statements. The auditors review the Plan's financial and accounting controls and conduct such tests and procedures as they deem necessary under generally accepted auditing standards.

    The Company's Board of Directors, and the Series Fund's Board of Directors monitor management's fulfillment of its responsibilities for accurate accounting, statement preparation and protection of assets. The Series Fund's Board of Directors has a majority of outside directors and these outside directors constitute an informal auditing committee. They meet with the independent certified public accountants, management and internal auditors periodically to evaluate the discharge by each of their respective responsibilities, and each has free and separate access to the Series Fund's Board of Directors to discuss accounting, financial reporting, internal control and auditing matters.

Mendel A. Melzer                                    Stephen P. Tooley
Chairman                                            Vice President and Comptroller
The Prudential Series Fund, Inc.                    Pruco Life Insurance Company

                                       I

              GLOSSARY OF TERMS FOR THE REPORT TO CONTRACT OWNERS
 (NOTE: ADDITIONAL EXPLANATIONS WILL BE FOUND IN NOTES TO FINANCIAL STATEMENTS)

ACCUMULATION UNIT -- The measure for determining the Contract owner's share in the separate account of a deferred variable annuity during the accumulation period before annuity benefits begin to be paid. Contract owner transactions such as purchase payments, transfers, and withdrawals result in changes to the number of accumulation units credited to the Contract owner. Investment results and daily charges affect the value of the accumulation unit.

ANNUITY UNIT -- The measure of the fixed number of benefit units purchased by the accumulation units when annuitizing via a variable payout annuity.

AMERICAN DEPOSITORY RECEIPT (ADR) -- A certificate issued by an American bank to evidence ownership of a block of foreign shares. The certificate can be traded like a share of stock.

BOND -- A debt security which obligates the issuer to pay interest at specific intervals and to redeem the bond for a specified amount on the maturity date. A bond can be categorized based on the time interval between issue date and maturity date. Short-term bond: 2 years or less; medium-term bond: 2 - 10 years; long-term bond: 10 years or more.

CERTIFICATE OF DEPOSIT (CD) -- A short-term, interest-bearing bond issued by a bank or a savings and loan.

COMMERCIAL PAPER -- A short-term, unsecured promissory note issued by either a corporation or bank.

COMMON STOCK -- The basic unit of ownership of a public corporation which entitles stockholders to dividend payments, although amount and frequency of dividends are not guaranteed. (see also Stock)

CONVERTIBLE BOND -- A bond that is exchangeable for another type of security (usually common stock).

COUPON RATE -- The annual rate of interest the issuer of a bond will pay bondholders.

DEFAULTED SECURITY -- A bond which fails to make interest payments in a timely manner.

FUTURES CONTRACT -- A contract calling for the delivery of a specified quantity of cash, a financial security or a commodity. The contract includes a specific price and future time at which the exchange may take place.

LOAN PARTICIPATION -- A loan to a corporation which is sold by a bank in the form of a short-term, unsecured promissory note.

NET ASSETS -- The term used to designate the total value of securities owned, cash, receivables, and other assets less any liabilities.

MARKET VALUE -- The dollar value of a security on a given day, usually based on the last sales price of that given day.

OPTION CONTRACT -- A contract giving the investor the right to buy or sell an underlying security at a fixed price before the expiration date. An option which grants the investor the right to buy the underlying security is a Call Option; a Put Option gives the investor the right to sell the underlying security.

PIK BOND/STOCK (PAY IN KIND) -- A security which has the option to pay interest or dividends in the form of either additional bonds or shares of stock.

PREFERRED STOCK -- A high quality unit of ownership of a public corporation which entitles the holder to preference over common stock holders in the payment of dividends. (see also Stock)

PORTFOLIO TURNOVER -- A measure of portfolio trading activity.

REALIZED GAIN/LOSS -- The amount of profit or loss from the sale of securities. Calculated as the sale price minus the purchase price.

                                       II

REPURCHASE AGREEMENT -- An agreement where an investor loans cash to a bank in exchange for a Treasury security held as collateral and interest on the loan. The agreement indicates that the cash and collateral are exchanged back the following day. These securities are used to invest idle cash.

RESTRICTED SECURITY -- A security which is sold privately because it is not registered with the SEC.

RIGHT -- Privilege granted to stockholders of a company to buy shares of a new issue of common stock (at a price below the public offering price) before it is offered to the public.

STOCK -- Unit of ownership in a public corporation. The value of a share of stock varies, according to how buyers and sellers of the stock view the corporation's future success. Shareholders generally receive dividend payments, which are their part of the corporation's earnings. (see also Common Stock; Preferred Stock)

TIME DEPOSIT (TD) -- A non-negotiable short-term, interest bearing bond issued by a bank or savings & loan. The maturity period can be from 1 day to 6 months.

UNREALIZED GAIN/LOSS -- The increase or decrease in the value of a security, based on its daily market price and its original purchase price. A gain or loss is "unrealized" until the sale of the security.

VARIATION MARGIN -- A term used in the daily valuation of futures contracts. It refers to the difference between the current and previous day's settling price.

WARRANT -- A security which entitles the holder to buy additional shares of common stock at a specified price (usually higher than the market price at the time of issuance), over a period of years.

                                      III

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER           W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD
  CHAIRMAN,                  PhD.                       CEO,
  THE PRUDENTIAL SERIES      EXECUTIVE VICE             PRUDENTIAL PREFERRED
  FUND, INC.                 PRESIDENT,                 FINANCIAL SERVICES;
                             FAIRLEIGH DICKINSON        PRESIDENT, SERIES FUND
                             UNIVERSITY

          SAUL K. FENSTER, PhD.              JOSEPH WEBER, PhD.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

--------------------------------------------------------------------------------

BOARD OF
DIRECTORS                 PRUCO LIFE INSURANCE COMPANY

E. MICHAEL CAULFIELD       GARNETT L. KEITH, JR.      I. EDWARD PRICE
  CEO,                       VICE CHAIRMAN,             CEO,
  PRUDENTIAL PREFERRED       THE PRUDENTIAL             PRUDENTIAL
  FINANCIAL SERVICES         INSURANCE COMPANY OF       INTERNATIONAL INSURANCE
                             AMERICA                  WILLIAM F. YELVERTON
                           IRA J. KLEINMAN              CEO,
                             PRESIDENT,                 INDIVIDUAL INSURANCE
                             PRUDENTIAL SELECT          GROUP
                             MARKETING COMPANY
                           ESTHER H. MILNES
                             SENIOR VICE PRESIDENT,
                             PRUDENTIAL INSURANCE
                             AND
                             FINANCIAL SERVICES;
                             PRESIDENT, PRUCO LIFE
                             AND
                             PRUCO LIFE OF NEW
                             JERSEY

                                       IV

The toll-free numbers shown below can be used to make transfers and reallocations. Unit values for each investment option are available to all contract owners from the 800 number.

However, you must be enrolled to allocate premiums, transfer funds or get the following information by telephone:

   - How your premiums are being allocated

   - Current investment option values in your contract.

The phone lines are open each business day during the hours shown.

Please be sure to have your contract number available when you call.

                                     [MAP]
                                       -
                                 1-800-634-7879
                                       -
                              8am-4pm Central Time
                                 1-800-356-4050
                              8am-4pm Eastern Time
                                       -
                                 1-800-635-9587
                              8am-4pm Eastern Time

--------------------------------------------------------------------------------
In the past, contract owners who held several contracts of the same type, at the same address, received multiple copies of Annual Reports and Semi-Annual Reports. In an effort to lessen waste and to reduce your Fund's expense of postage and printing, we will now mail only one copy of each contract owner report for your related contracts at the same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The above toll-free numbers should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.
This annual report is authorized for use with prospective investors only when preceded or accompanied by a current prospectus for The Prudential Series Fund, Inc. and for the applicable variable life insurance or annuity contract. These products are available through Pruco Securities Corp., Newark, NJ, a subsidiary of The Prudential. These prospectuses contain more information concerning charges and expenses and should be read carefully before you invest or send money.

                  LIVE WELL. MAKE A PLAN. BE YOUR OWN ROCK.

Since 1875, The Prudential has been helping individuals and families meet their financial needs. Changing times mean changing needs.
Whether providing superior insurance protection for home, family, and business, providing for future education and retirement expenses, or offering innovations like our Living Needs
Benefit-Registered Trademark- and
Critical Care Access, Prudential people have always been able to deliver something more: personal service, quality, attention to detail, and the financial strength of The Rock.

If you have any questions regarding your contract(s), please contact your Prudential/Pruco Securities representative or your local office.

P.O. Box 197
Minneapolis, MN 55440-0197                                BULK RATE
                                                        U.S. Postage
                                                            PAID
                                                      Jersey City, N.J.
Forwarding and Return Postage Guaranteed                Permit No. 60
Address Correction Requested

                                                   [RECYCLE LOGO]

PRUvider AR 12/95                         Printed in the U.S.A. on recycled
SIMS Cat. No. 646778F                          paper using soybean ink

Graph 1: (Conservatively / Aggressively Managed Flexible Portfolio)

Graph represents the growth of $10,000 invested in the Conservatively Managed Flexible Portfolio and the growth of $10,000 invested in the Aggressively Managed Flexible Portfolio compared with the S&P 500, Lehman Aggregate Index, and the Lipper VIP Flexible Average. In the ten years ended 12/31/95, an investment of $10,000 would have a value of $26,106, $29,771, $40,032,
$25,079, and $29,392 respectively.